Exhibit 99.2
Unaudited
Financial Supplement
March 31, 2008
Table of Contents

Quarterly and Year-to-Date Financial Trends
Consolidated Financial Highlights	3-4
Consolidated Statements of Income	5
Consolidated Period-End Balance Sheets	6
Consolidated Average Balance Sheets	7
Selected Average Balances	8
Selected Period-End Balances	9
Securitized Balances	10
Average Balances/Net Interest Income/Rates	11-13
Stockholder Data	14
Interest Rate Risk Measures	14
Capitalization	15
Noninterest Income	16
Noninterest Expense	16
Deposit Service Charges	17
Card-Related Fees	17
Salaries, Benefits, and Other Personnel Expense	18
Full-Time Equivalent Employees by Line of Business	18
Mortgage Banking Full-Time Equivalent Employees	18
Credit Quality Statistics	19-21
Ten Largest Nonperforming Assets	22
Commercial Loan Industry Concentration	22
Retail Banking Performance Measures	23
Asset Management Performance Measures	24
Loan Sale and Servicing Revenue	25
NCM Loan Sale Data	26
NCM Loan Servicing Data	27
Liquidating Loan Portfolio Statistics	28-29
Home Equity Portfolio Data	30
Line of Business Results	31-34

Monthly Financial Trends
Consolidated Selected Average Balances	35
Credit Quality Statistics	36
Capitalization	37
Full-Time Equivalent Employees By Line of Business	37
Retail Banking Performance Measures	38
Asset Management Performance Measures	39
Mortgage Banking Statistics	39
Liquidating Loan Portfolio Statistics	40

Table of Contents (continued)
FINANCIAL SUPPLEMENT SUMMARY OF PRESENTATION CHANGES
Changes to this Financial Supplement are as follows:
Adoption of SFAS 159 — The Fair Value Option for Financial Assets and Liabilities
Effective January 1, 2008, the Corporation adopted fair value accounting for residential real estate and commercial real estate loans held for sale. A cumulative effect adjustment of $12.4 million pretax was recorded as an adjustment to retained earnings to increase the carrying value of these loans to fair value at the beginning of the year. On an ongoing basis, changes in the fair value of these loans will be recognized within loan sale revenue on the income statement each period consistent with the treatment of gains and losses on any derivative instruments used to hedge the loans. This statement also requires that loan origination fees and expenses be recognized in the income statement in the period earned or incurred. Prior period financial statements have not been restated for this change in accounting. As such, loan sale revenue and personnel expenses reported in 2008 will not be directly comparable to prior periods.
Line of Business Results — pages 31-34
The line of business presentation has been realigned. The former National Home Equity liquidating loan portfolios have been grouped into the Parent and Other segment. Previously, these portfolios were included in the Mortgage Banking segment. All prior period data has been reclassified to conform with the new presentation.
Derivatives — Net presentation for derivative positions and related cash collateral under master netting agreements
Effective January 1, 2008, the Corporation adopted a net presentation for certain derivative positions and related cash collateral pursuant to the guidance in FIN 39 and FSP FIN 39-1. The guidance allows the Corporation to net on the balance sheet derivative receivables and derivative payables and also cash collateral held or placed with the same counterparty under legally enforceable master netting agreements. The application of this guidance resulted in reclassifications of cash collateral placed with counterparties from short-term investments and cash collateral held from counterparties from foreign deposits to derivative liabilities and derivative assets, respectively, and also resulted in the netting of certain derivative liabilities against derivative assets. As of March 31, 2008, total assets and total liabilities were each reduced by $1.6 billion as a result of applying this guidance. The December 31, 2007 balance sheet was also restated for this guidance. The effect on total assets and total liabilities for balance sheet periods prior to December 31, 2007 was not material.

Unaudited
National City Corporation
CONSOLIDATED FINANCIAL HIGHLIGHTS
(In millions, except per share data)

	2008	2007				2006
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

EARNINGS
Tax-equivalent interest income	$2,132	$2,381	$2,360	$2,255	$2,218	$2,270	$2,298	$2,243	$2,153
Interest expense	1,063	1,272	1,258	1,159	1,100	1,137	1,148	1,076	969

Tax-equivalent net interest income	1,069	1,109	1,102	1,096	1,118	1,133	1,150	1,167	1,184
Provision for loan losses	1,393	691	368	145	122	325	70	62	32

Tax-equivalent (NIE) NII after provision for loan losses	(324)	418	734	951	996	808	1,080	1,105	1,152
Noninterest income	1,138	597	624	764	621	1,702	877	784	656
Noninterest expense	1,012	1,567	1,396	1,186	1,156	1,208	1,187	1,172	1,144

(Loss) income before taxes and tax-equivalent adjustment	(198)	(552)	(38)	529	461	1,302	770	717	664
Income tax (benefit) expense	(35)	(226)	(26)	175	134	452	236	238	197
Tax-equivalent adjustment	8	7	7	7	8	8	8	6	8

Net (loss) income	$(171)	$(333)	$(19)	$347	$319	$842	$526	$473	$459

Effective tax rate	(17.0)%	(40.5)%	(58.4)%	33.6%	29.5%	34.9%	30.9%	33.5%	30.1%

PER COMMON SHARE
Net (loss) income:
Basic	$(.27)	$(.53)	$(.03)	$.60	$.50	$1.37	$.87	$.77	$.75
Diluted	(.27)	(.53)	(.03)	.60	.50	1.36	.86	.77	.74
Dividends paid	.21	.41	.41	.39	.39	.39	.39	.37	.37
Book value	20.61	21.15	21.86	21.45	22.12	23.06	21.44	20.84	20.69
Market value (close)	9.95	16.46	25.09	33.32	37.25	36.56	36.60	36.19	34.90
Average shares:
Basic	633.4	633.2	588.1	572.7	631.7	611.9	603.8	609.7	611.9
Diluted	633.4	633.2	588.1	580.4	640.5	620.7	612.1	618.2	619.7

PERFORMANCE RATIOS
Return on average common equity	—	—	—	11.35%	8.98%	24.93%	16.45%	15.08%	14.91%
Return on average total equity	—	—	—	11.37	8.99	24.94	16.46	15.10	14.92
Return on average assets	—	—	—	1.00	.94	2.44	1.51	1.35	1.33
Net interest margin	3.18%	3.30%	3.43%	3.59	3.69	3.73	3.73	3.73	3.81
Efficiency ratio	45.84	91.86	80.89	63.76	66.50	42.64	58.59	60.04	62.18

LINE OF BUSINESS (LOB) RESULTS(1)
Net Income:
Retail Banking	$98	$176	$172	$193	$170	$129	$192	$208	$174
Commercial Banking — Regional	30	82	105	100	128	114	113	106	114
Commercial Banking — National	61	68	45	78	97	77	101	99	96
Mortgage Banking	(296)	(347)	(124)	24	(26)	(20)	34	(51)	(72)
Asset Management	19	24	21	29	27	23	23	30	22
Parent and Other	(83)	(336)	(238)	(77)	(77)	519	63	81	125

Total Consolidated National City Corporation	$(171)	$(333)	$(19)	$347	$319	$842	$526	$473	$459

LOB Contribution to Diluted Earnings Per Share:
Retail Banking	$.15	$.28	$.29	$.33	$.27	$.21	$.31	$.34	$.28
Commercial Banking — Regional	.05	.13	.17	.17	.20	.18	.19	.17	.18
Commercial Banking — National	.10	.11	.07	.14	.15	.12	.16	.16	.15
Mortgage Banking	(.47)	(.55)	(.21)	.04	(.04)	(.03)	.06	(.08)	(.11)
Asset Management	.03	.04	.03	.05	.04	.04	.04	.05	.04
Parent and Other	(.13)	(.54)	(.38)	(.13)	(.12)	.84	.10	.13	.20

Total Consolidated National City Corporation(1)	$(.27)	$(.53)	$(.03)	$.60	$.50	$1.36	$.86	$.77	$.74

(1)	See pages 31-34 for more detail on Line of Business results

Unaudited
National City Corporation
CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
($ in millions)

	2008	2007				2006
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

CREDIT QUALITY STATISTICS
Net charge-offs	$538	$275	$141	$98	$147	$128	$117	$76	$121
Provision for loan losses	1,393	691	368	145	122	325	70	62	32
Loan loss allowance	2,582	1,762	1,373	1,136	1,104	1,131	932	989	1,001
Lending-related commitment allowance	67	65	54	61	63	78	80	77	79
Nonperforming assets	2,265	1,523	1,211	848	801	732	689	667	647
Annualized net charge-offs to average portfolio loans	1.88%	.96%	.54%	.39%	.61%	.54%	.48%	.30%	.46%
Loan loss allowance to period-end portfolio loans	2.23	1.52	1.23	1.14	1.11	1.18	1.00	.98	.98
Loan loss allowance to nonperforming portfolio loans	145.66	161.55	159.42	202.16	206.08	226.13	198.25	202.14	207.14
Loan loss allowance (period-end) to annualized net charge-offs	119.22	161.24	245.43	291.06	184.68	223.38	200.10	326.17	204.29
Nonperforming assets to period-end portfolio loans and other nonperforming assets	1.95	1.31	1.08	.85	.80	.76	.74	.66	.63

CAPITAL AND LIQUIDITY RATIOS
Tier 1 capital(1)	6.65%	6.53%	6.78%	6.56%	7.08%	8.93%	7.48%	7.31%	7.38%
Total risk-based capital(1)	10.28	10.27	10.37	10.28	10.13	12.16	10.30	10.20	10.31
Leverage(1)	6.49	6.39	6.96	6.53	6.92	8.56	7.13	6.89	6.92
Period-end equity to assets	8.53	8.95	8.98	8.64	9.51	10.40	9.34	8.91	9.00
Period-end tangible equity to assets (2)	5.00	5.29	5.29	5.43	6.26	7.77	6.99	6.60	6.70
Average equity to assets	8.76	8.88	8.71	8.83	10.45	9.78	9.16	8.97	8.94
Average equity to portfolio loans	11.62	11.94	12.10	12.27	14.66	14.38	13.03	12.35	11.83
Average portfolio loans to deposits	118.23	115.45	111.70	110.74	111.78	110.18	116.64	122.88	127.05
Average portfolio loans to core deposits	131.57	130.20	128.17	127.87	128.66	131.69	140.31	146.55	155.09
Average portfolio loans to earning assets	85.75	84.60	81.43	81.48	80.79	76.65	79.11	81.32	84.71
Average securities to earning assets	6.38	6.58	6.11	5.84	6.34	6.43	6.40	6.24	6.20

AVERAGE BALANCES
Assets	$153,032	$152,566	$145,095	$138,587	$137,810	$136,893	$138,434	$140,019	$139,396
Portfolio loans	115,379	113,484	104,439	99,689	98,198	93,124	97,404	101,757	105,431
Loans held for sale or securitization	4,494	8,340	12,643	12,615	11,769	17,425	15,065	12,760	8,826
Securities (at cost)	8,588	8,826	7,835	7,143	7,704	7,806	7,874	7,802	7,719
Earning assets	134,552	134,142	128,249	122,344	121,543	121,488	123,126	125,127	124,459
Core deposits	87,691	87,164	81,484	77,964	76,322	70,717	69,419	69,434	67,979
Purchased deposits and funding	47,475	47,450	47,093	44,604	43,001	48,917	52,321	54,338	55,105
Total equity	13,411	13,554	12,636	12,231	14,398	13,388	12,687	12,565	12,468

PERIOD-END BALANCES
Assets	$155,038	$149,852	$154,166	$140,636	$138,559	$140,191	$138,123	$141,486	$140,231
Portfolio loans	115,859	116,022	111,991	99,683	99,566	95,492	92,963	100,973	102,269
Loans held for sale or securitization	4,536	4,290	11,987	14,421	10,693	12,853	19,505	12,964	11,779
Securities (at fair value)	8,449	8,731	8,977	7,024	7,208	7,509	7,906	7,726	7,609
Core deposits	89,135	87,536	86,450	79,043	77,884	73,375	68,788	69,744	69,884
Purchased deposits and funding	48,733	44,822	49,193	45,036	42,897	47,147	51,987	54,069	52,879
Total equity	13,223	13,408	13,843	12,147	13,170	14,581	12,902	12,610	12,623

(1)	First quarter 2008 regulatory capital ratios are based upon preliminary data

(2)	Excludes goodwill and other intangible assets

Unaudited
National City Corporation
CONSOLIDATED STATEMENTS OF INCOME
($ in thousands, except per share data)

	2008	2007				2006
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Interest Income:
Loans	$1,952,068	$2,198,056	$2,202,339	$2,113,945	$2,055,933	$2,107,538	$2,143,202	$2,089,927	$2,010,826
Securities:
Taxable	112,098	114,729	98,216	86,288	97,145	100,149	98,585	97,085	89,988
Exempt from Federal income taxes	4,048	4,583	4,574	5,392	5,350	5,892	6,217	6,495	6,857
Dividends	199	1,302	427	461	456	954	256	345	1,351
Federal funds sold and security resale agreements	22,581	10,583	15,807	14,525	22,927	15,000	8,840	7,013	3,994
Trading assets	14,081	15,999	8,179	6,736	6,453	9,498	13,644	14,066	12,787
Other investments	19,568	28,764	23,713	20,060	22,153	23,289	19,488	21,199	19,277

Total interest income	2,124,643	2,374,016	2,353,255	2,247,407	2,210,417	2,262,320	2,290,232	2,236,130	2,145,080

Interest Expense:
Deposits	661,632	793,752	783,618	727,596	685,705	663,666	638,290	581,307	537,053
Federal funds borrowed and security repurchase agreements	41,704	65,214	72,382	77,531	57,377	88,699	82,632	53,967	59,207
Borrowed funds	25,132	22,846	33,632	35,987	16,197	25,097	23,387	31,909	22,500
Long-term debt	334,628	390,945	368,403	317,764	340,413	359,833	403,899	408,688	350,025

Total interest expense	1,063,096	1,272,757	1,258,035	1,158,878	1,099,692	1,137,295	1,148,208	1,075,871	968,785

Net interest income	1,061,547	1,101,259	1,095,220	1,088,529	1,110,725	1,125,025	1,142,024	1,160,259	1,176,295
Provision for loan losses	1,393,444	690,632	368,763	144,540	121,968	324,722	69,598	61,975	31,913

Net interest (expense) income after provision for loan losses	(331,897)	410,627	726,457	943,989	988,757	800,303	1,072,426	1,098,284	1,144,382

Noninterest Income:
Loan sale revenue	89,015	(149,314)	(74,397)	110,121	75,237	120,937	215,479	285,001	144,096
Loan servicing revenue	16,497	114,995	158,994	95,687	32,056	52,561	103,556	(20,597)	(44,053)
Deposit service charges	230,381	248,320	229,182	223,060	204,251	211,812	214,354	203,587	188,548
Insurance revenue	33,464	35,841	28,964	34,563	34,249	30,850	33,767	32,989	31,735
Trust and investment management fees	80,359	80,863	79,050	84,352	73,719	73,219	74,442	80,031	73,055
Card-related fees	31,832	32,702	31,374	28,867	32,081	28,532	26,930	25,036	29,270
Other service fees	32,538	40,450	33,884	33,143	35,355	35,049	34,214	36,557	32,327
Brokerage revenue	48,012	53,302	40,876	54,711	39,783	58,775	35,217	30,266	33,565
Leasing revenue	34,785	35,689	41,778	45,133	55,374	53,359	53,514	61,110	60,166
Gain on divestitures	—	16,493	—	—	—	983,940	—	—	—
Securities gains (losses), net	515,002	(4,683)	828	(1,314)	26,985	(13,472)	283	990	11,716
Other	26,556	92,235	53,676	56,215	11,431	66,200	85,719	49,111	95,222

Total noninterest income	1,138,441	596,893	624,209	764,538	620,521	1,701,762	877,475	784,081	655,647

Noninterest Expense:
Salaries, benefits, and other personnel	658,862	663,052	642,331	641,696	633,147	677,916	649,031	635,968	640,639
Impairment, fraud, and other losses	(196,701)	336,281	257,159	14,349	6,372	395	25,150	11,334	14,216
Equipment	79,610	91,514	76,061	84,468	83,301	94,225	74,158	78,877	78,798
Net occupancy	88,140	84,200	76,930	75,461	78,446	78,281	73,053	73,125	73,490
Third-party services	82,038	101,626	80,707	89,227	85,685	95,116	87,111	91,326	78,790
Marketing and public relations	27,473	37,835	41,515	45,028	32,544	45,416	36,092	37,903	28,268
Supplies and postage	35,630	37,288	34,554	33,796	40,182	32,850	36,129	33,541	37,695
Leasing expense	24,972	24,020	28,701	32,073	34,450	41,847	37,861	42,254	43,105
Other real estate owned	49,547	25,074	17,133	12,570	9,897	7,525	4,361	4,428	(93)
Other	162,489	165,634	141,207	157,586	152,214	135,099	164,586	162,961	148,897

Total noninterest expense	1,012,060	1,566,524	1,396,298	1,186,254	1,156,238	1,208,670	1,187,532	1,171,717	1,143,805

(Loss) income before income tax (benefit) expense	(205,516)	(559,004)	(45,632)	522,273	453,040	1,293,395	762,369	710,648	656,224
Income tax (benefit) expense	(34,839)	(226,168)	(26,627)	175,669	133,828	451,738	235,923	237,722	197,417

Net (loss) income	$(170,677)	$(332,836)	$(19,005)	$346,604	$319,212	$841,657	$526,446	$472,926	$458,807

Net (Loss) Income Per Common Share:
Basic	$(.27)	$(.53)	$(.03)	$.60	$.50	$1.37	$.87	$.77	$.75
Diluted	(.27)	(.53)	(.03)	.60	.50	1.36	.86	.77	.74

Average Common Shares:
Basic	633,433,995	633,165,451	588,134,030	572,729,604	631,710,591	611,908,170	603,848,871	609,656,508	611,910,838
Diluted	633,433,995	633,165,451	588,134,030	580,385,828	640,533,750	620,745,044	612,063,772	618,230,041	619,697,278

Memo:
Tax-equivalent net interest income	$1,069,237	$1,108,463	$1,101,903	$1,096,086	$1,118,282	$1,133,020	$1,149,357	$1,167,563	$1,183,780
Net (loss) income available to common stockholders	(170,913)	(333,296)	(19,465)	346,167	318,775	841,220	526,009	472,511	458,392

Unaudited
National City Corporation
CONSOLIDATED PERIOD-END BALANCE SHEETS
($ in thousands)

	2008	2007				2006
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Assets
Cash and demand balances due from banks	$3,101,687	$3,226,493	$2,912,349	$2,895,764	$3,222,466	$3,521,153	$3,035,430	$3,804,115	$3,288,577
Federal funds sold and security resale agreements	4,205,767	100,278	337,932	718,087	2,394,424	1,551,350	371,610	925,594	472,356
Securities available for sale, at fair value	8,449,349	8,731,257	8,976,731	7,023,923	7,208,209	7,508,820	7,906,165	7,725,543	7,609,199
Trading assets	1,068,075	982,302	1,097,700	520,698	594,464	660,545	651,784	1,034,783	911,060
Other investments	3,357,726	1,282,217	1,274,710	1,099,730	1,014,650	5,657,234	1,161,865	1,371,134	1,307,876
Loans held for sale or securitization:
Commercial	3,066	41,351	159,094	38,111	29,441	33,661	36,263	82,276	66,298
Commercial real estate, at fair value(1)	656,224	507,641	369,385	377,474	173,419	177,312	336,995	87,292	186,951
Residential real estate, at fair value (1)	3,490,094	3,741,322	10,381,672	10,694,467	8,198,112	9,327,783	15,596,231	9,683,317	8,709,827
Credit card	386,240	—	—	—	—	425,000	—	—	—
Home equity lines of credit	—	—	1,076,568	3,310,851	2,291,907	2,888,512	3,522,022	3,099,705	2,810,156
Student loans	22	159	680	400	388	638	13,741	11,334	5,765

Total loans held for sale or securitization	4,535,646	4,290,473	11,987,399	14,421,303	10,693,267	12,852,906	19,505,252	12,963,924	11,778,997
Portfolio loans:
Commercial	32,870,479	30,914,512	29,437,609	28,024,859	27,077,822	26,969,081	26,051,077	25,768,141	24,708,530
Commercial leases	4,327,763	4,437,162	4,399,246	4,334,862	4,095,225	4,082,940	3,811,656	3,530,574	3,439,170
Commercial construction	9,078,212	9,051,007	8,655,760	7,936,891	7,879,280	7,160,310	6,712,833	6,271,444	5,817,201
Commercial real estate	14,696,688	14,883,089	14,703,736	13,011,123	12,778,183	12,436,458	12,022,002	12,233,327	11,969,954
Residential real estate	28,699,497	30,242,757	29,241,677	24,577,062	24,966,396	21,881,602	20,963,692	28,757,737	30,206,986
Home equity lines of credit	18,075,717	18,079,580	17,523,913	13,974,592	14,322,084	14,594,782	15,293,584	16,626,039	17,599,150
Credit card and other unsecured lines of credit	3,541,612	3,914,693	3,476,372	3,163,904	2,958,390	3,006,789	2,704,794	2,569,448	2,453,129
Other consumer	4,569,304	4,499,181	4,552,364	4,659,997	5,488,829	5,360,110	5,403,854	5,216,159	6,075,268

Total portfolio loans	115,859,272	116,021,981	111,990,677	99,683,290	99,566,209	95,492,072	92,963,492	100,972,869	102,269,388
Allowance for loan losses	(2,581,538)	(1,761,728)	(1,372,879)	(1,135,766)	(1,104,011)	(1,131,175)	(932,058)	(989,405)	(1,001,324)

Net portfolio loans	113,277,734	114,260,253	110,617,798	98,547,524	98,462,198	94,360,897	92,031,434	99,983,464	101,268,064
Properties and equipment	1,693,802	1,707,487	1,651,750	1,518,707	1,492,410	1,402,150	1,325,761	1,308,358	1,300,488
Equipment leased to others	357,638	374,789	407,406	446,935	500,422	572,952	594,303	661,542	706,779
Other real estate owned	487,704	424,332	323,964	284,396	263,197	229,070	196,937	167,378	151,376
Mortgage servicing rights	2,311,504	2,525,842	2,503,089	2,467,749	2,089,863	2,094,387	2,264,104	2,541,250	2,361,617
Goodwill	5,415,895	5,423,907	5,625,010	4,533,742	4,550,642	3,815,911	3,339,631	3,346,779	3,304,999
Other intangible assets	338,300	355,823	375,954	241,970	251,447	183,648	157,403	162,188	155,286
Derivative assets	980,459	550,991	626,662	444,756	589,093	612,914	693,444	566,777	642,234
Accrued income and other assets	5,456,654	5,616,003	5,447,554	5,470,782	5,232,205	5,166,905	4,887,573	4,922,748	4,972,103

Total Assets	$155,037,940	$149,852,447	$154,166,008	$140,636,066	$138,558,957	$140,190,842	$138,122,696	$141,485,577	$140,231,011

Liabilities
Deposits:
Noninterest bearing	$18,116,601	$17,363,648	$16,693,513	$17,547,090	$17,313,652	$17,537,278	$16,188,883	$17,312,118	$17,186,781
NOW and money market accounts	38,040,676	37,868,236	36,769,018	33,798,901	33,360,456	30,335,531	28,734,045	28,710,382	29,538,292
Savings accounts	2,827,789	2,870,716	2,913,662	2,260,197	2,473,508	1,881,444	1,821,496	1,970,616	2,105,325
Consumer time	30,149,451	29,433,081	30,073,886	25,437,213	24,736,279	23,620,821	22,043,743	21,750,652	21,053,803

Core deposits	89,134,517	87,535,681	86,450,079	79,043,401	77,883,895	73,375,074	68,788,167	69,743,768	69,884,201
Other	5,164,758	3,110,153	3,604,197	3,027,619	3,564,659	4,119,756	5,199,389	4,846,707	6,061,923
Foreign	4,152,311	6,664,167	8,194,692	10,497,190	7,187,637	9,738,760	8,794,632	8,633,371	5,470,495

Total deposits	98,451,586	97,310,001	98,248,968	92,568,210	88,636,191	87,233,590	82,782,188	83,223,846	81,416,619
Federal funds borrowed and security repurchase agreements	5,570,381	5,100,185	6,248,924	5,653,283	5,967,883	5,283,997	7,346,405	4,912,465	5,236,545
Borrowed funds	5,408,200	2,055,063	2,505,742	2,670,238	1,857,988	1,648,967	3,956,550	3,150,985	2,461,246
Long-term debt	25,991,925	25,992,453	26,758,298	21,914,624	23,468,733	25,406,971	26,348,126	32,181,511	33,305,822
Capital securities	2,444,980	1,899,683	1,881,269	1,273,114	850,251	948,705	341,617	343,870	342,864
Derivative liabilities	234,445	332,044	555,716	732,310	619,007	717,830	668,477	1,119,162	1,004,762
Accrued expenses and other liabilities	3,713,252	3,755,190	4,124,240	3,677,761	3,988,535	4,369,779	3,777,510	3,943,974	3,840,215

Total Liabilities	141,814,769	136,444,619	140,323,157	128,489,540	125,388,588	125,609,839	125,220,873	128,875,813	127,608,073
Stockholders’ Equity
Preferred stock	—	—	—	—	—	—	—	—	—
Common stock	2,536,472	2,535,783	2,533,382	2,265,141	2,381,941	2,529,527	2,407,502	2,420,214	2,439,965
Capital surplus	6,303,670	6,374,955	6,361,320	4,763,670	4,962,660	4,793,537	3,766,184	3,749,508	3,709,927
Retained earnings	4,106,131	4,405,526	5,002,284	5,270,420	5,881,809	7,328,853	6,739,515	6,564,449	6,522,324
Accumulated other comprehensive income	276,898	91,564	(54,135)	(152,705)	(56,041)	(70,914)	(11,378)	(124,407)	(49,278)

Total Stockholders’ Equity	13,223,171	13,407,828	13,842,851	12,146,526	13,170,369	14,581,003	12,901,823	12,609,764	12,622,938

Total Liabilities and Stockholders’ Equity	$155,037,940	$149,852,447	$154,166,008	$140,636,066	$138,558,957	$140,190,842	$138,122,696	$141,485,577	$140,231,011

Common Shares Outstanding	634,117,970	633,945,720	633,345,384	566,285,142	595,485,028	632,381,603	601,875,473	605,053,511	609,991,042
Memo:
Noninterest bearing escrow balances	$4,726,763	$3,269,928	$3,203,973	$3,558,018	$3,334,760	$3,645,186	$3,498,396	$3,780,740	$3,700,578
Interest bearing escrow balances	519,296	170,829	156,981	157,307	154,251	134,446	128,891	140,555	131,339
Noninterest bearing deposits excluding escrow balances	13,389,838	14,093,720	13,489,540	13,989,072	13,978,892	13,892,092	12,690,487	13,531,378	13,486,203
Core deposits excluding escrow balances	83,888,458	84,094,924	83,089,125	75,328,076	74,394,884	69,595,442	65,160,880	65,822,473	66,052,284
Sweep account balances, excluded from core deposit balances	6,981,108	9,014,955	9,487,406	9,551,319	9,768,463	8,415,378	7,293,124	6,388,985	6,220,952

(1)	Effective 1/1/08, National City adopted fair value accounting for held for sale commercial real estate and held for sale residential real estate loans.

Unaudited
National City Corporation
CONSOLIDATED AVERAGE BALANCE SHEETS
($ in millions)

	2008	2007				2006
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Assets
Earning Assets:
Portfolio loans:
Commercial	$31,632	$30,085	$28,616	$28,018	$27,004	$26,325	$26,013	$25,281	$24,018
Commercial leases	4,321	4,389	4,235	4,061	3,981	3,781	3,532	3,428	3,522
Commercial construction	9,098	8,902	8,225	7,854	7,611	6,943	6,510	6,064	5,611
Commercial real estate	14,770	14,627	13,548	12,919	12,976	12,066	12,061	12,100	12,022
Residential real estate	29,146	29,425	26,546	24,384	23,715	20,952	25,701	29,255	30,736
Home equity lines of credit	18,096	17,886	15,609	14,010	14,409	14,896	15,629	17,089	20,979
Credit card and other unsecured lines of credit	3,715	3,659	3,356	3,099	3,019	2,803	2,654	2,528	2,515
Other consumer	4,601	4,511	4,304	5,344	5,483	5,358	5,304	6,012	6,028

Total portfolio loans	115,379	113,484	104,439	99,689	98,198	93,124	97,404	101,757	105,431
Loans held for sale or securitization:
Commercial	35	158	79	37	38	35	49	68	12
Commercial real estate, at fair value(1)	768	325	385	226	174	101	116	142	86
Residential real estate, at fair value (1)	3,538	7,305	10,070	9,478	8,520	14,385	11,904	9,086	7,977
Student	—	1	1	1	—	4	15	4	4
Home equity lines of credit	—	551	2,108	2,873	2,669	2,815	2,981	3,460	331
Credit card	153	—	—	—	368	85	—	—	416

Total loans held for sale or securitization	4,494	8,340	12,643	12,615	11,769	17,425	15,065	12,760	8,826
Securities available for sale, at cost	8,588	8,826	7,835	7,143	7,704	7,806	7,874	7,802	7,719
Federal funds sold and security resale agreements	3,116	945	1,212	1,117	1,748	1,122	654	536	327
Trading assets	896	1,009	584	562	674	725	873	954	910
Other investments	2,079	1,538	1,536	1,218	1,450	1,286	1,256	1,318	1,246

Total earning assets	134,552	134,142	128,249	122,344	121,543	121,488	123,126	125,127	124,459
Allowance for loan losses	(1,752)	(1,363)	(1,142)	(1,107)	(1,154)	(941)	(988)	(1,009)	(1,092)
Fair value appreciation (depreciation) of securities available for sale	98	32	(73)	(34)	(11)	(4)	(120)	(120)	(28)
Cash and demand balances due from banks	2,643	2,809	2,714	2,748	2,965	2,953	3,075	3,246	3,326
Properties and equipment	1,697	1,674	1,571	1,493	1,495	1,369	1,311	1,300	1,311
Equipment leased to others	374	392	431	480	553	595	617	687	707
Other real estate owned	469	382	304	270	239	218	186	158	104
Mortgage servicing rights	2,364	2,456	2,493	2,233	2,175	2,275	2,465	2,438	2,191
Goodwill	5,412	5,613	4,896	4,544	4,479	3,564	3,346	3,326	3,310
Other intangible assets	345	364	281	251	256	163	156	156	161
Derivative assets	1,152	738	310	245	244	345	153	—	140
Accrued income and other assets	5,678	5,327	5,061	5,120	5,026	4,868	5,107	4,710	4,807

Total Assets	$153,032	$152,566	$145,095	$138,587	$137,810	$136,893	$138,434	$140,019	$139,396

Liabilities
Deposits:
Noninterest bearing	$16,839	$16,901	$16,690	$16,875	$16,831	$16,695	$16,740	$17,057	$16,766
NOW and money market accounts	38,763	37,658	35,099	33,675	32,582	29,538	28,810	28,872	28,367
Savings accounts	2,808	2,922	2,457	2,345	2,433	1,834	1,903	2,042	2,106
Consumer time	29,281	29,683	27,238	25,069	24,476	22,650	21,966	21,463	20,740

Core deposits	87,691	87,164	81,484	77,964	76,322	70,717	69,419	69,434	67,979
Brokered retail CDs	2,955	2,406	2,297	2,469	3,006	3,499	4,161	4,899	5,492
Other	771	1,244	1,112	914	917	972	1,049	956	1,047
Foreign	6,170	7,485	8,609	8,677	7,602	9,334	8,878	7,518	8,469

Total deposits	97,587	98,299	93,502	90,024	87,847	84,522	83,507	82,807	82,987
Federal funds borrowed and security repurchase agreements	5,975	6,283	6,176	6,566	5,072	7,289	6,876	5,110	6,198
Borrowed funds	2,522	2,027	2,593	2,867	1,240	1,937	1,925	2,768	2,180
Long-term debt and capital securities	29,082	28,005	26,306	23,111	25,164	25,886	29,432	33,087	31,719
Derivative liabilities	329	324	377	434	353	348	431	181	188
Accrued expenses and other liabilities	4,126	4,074	3,505	3,354	3,736	3,523	3,576	3,501	3,656

Total Liabilities	139,621	139,012	132,459	126,356	123,412	123,505	125,747	127,454	126,928
Total Stockholders’ Equity	13,411	13,554	12,636	12,231	14,398	13,388	12,687	12,565	12,468

Total Liabilities and Stockholders’ Equity	$153,032	$152,566	$145,095	$138,587	$137,810	$136,893	$138,434	$140,019	$139,396

Memo:

Noninterest bearing escrow balances	$4,268	$3,559	$3,714	$3,762	$3,386	$4,069	$4,250	$4,084	$3,651
Interest bearing escrow balances	197	165	157	155	153	134	136	139	136

Noninterest bearing deposits excluding escrow balances	12,571	13,342	12,976	13,113	13,445	12,626	12,490	12,973	13,115
Core deposits excluding escrow balances	83,226	83,440	77,613	74,047	72,783	66,514	65,033	65,211	64,192
Sweep account balances, excluded from core deposit balances	8,628	9,703	9,903	9,748	9,253	7,975	6,974	6,157	6,063

(1)	Effective 1/1/08, National City adopted fair value accounting for held for sale commercial real estate and held for sale residential real estate loans.

Unaudited
National City Corporation
SELECTED AVERAGE BALANCES
($ in millions)

	2008	2007				2006
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

AVERAGE MORTGAGE LOANS HELD FOR SALE OR SECURITIZATION
Prime mortgages, at fair value(1)	$3,538	$6,882	$8,587	$7,672	$6,339	$5,636	$5,635	$5,760	$5,527
Nonprime mortgages(2)	—	—	—	—	1,140	8,016	5,509	2,768	2,322
Home equity installment	—	423	1,483	1,806	1,041	733	760	558	128

Total Mortgage Loans Held for Sale or Securitization	$3,538	$7,305	$10,070	$9,478	$8,520	$14,385	$11,904	$9,086	$7,977

SELECTED AVERAGE PORTFOLIO LOAN BALANCES
Commercial
Commercial	$28,419	$27,014	$25,783	$25,291	$24,342	$23,621	$23,547	$22,900	$21,782
Floorplan	835	832	852	970	992	1,005	998	1,081	1,067
Non-taxable	412	396	381	376	381	372	333	310	303
International	1,966	1,843	1,600	1,381	1,289	1,327	1,135	990	866

Total Commercial	$31,632	$30,085	$28,616	$28,018	$27,004	$26,325	$26,013	$25,281	$24,018

Residential Real Estate
Prime mortgages	$14,807	$14,428	$11,661	$10,284	$9,854	$6,697	$5,827	$5,409	$5,581
Nonprime mortgages(2)	5,607	6,238	6,921	7,709	7,490	7,949	13,591	17,537	18,636
Home equity installment	8,732	8,759	7,964	6,391	6,371	6,306	6,283	6,309	6,519

Total Residential Real Estate	$29,146	$29,425	$26,546	$24,384	$23,715	$20,952	$25,701	$29,255	$30,736

Credit Card and Other Unsecured Lines of Credit
Credit card	$1,622	$1,633	$1,434	$1,243	$1,173	$1,032	$958	$892	$920
Personal lines of credit	893	880	835	812	827	816	786	759	750
Business lines of credit	1,200	1,146	1,087	1,044	1,019	955	910	877	845

Total Credit Card and Other Unsecured Lines of Credit	$3,715	$3,659	$3,356	$3,099	$3,019	$2,803	$2,654	$2,528	$2,515

BUSINESS UNIT SELECTED AVERAGE PORTFOLIO LOAN BALANCES
Home equity lines of credit(3)	$7,405	$7,443	$6,196	$5,091	$5,462	$6,243	$6,993	$8,396	$12,190
Installment loans (real estate-residential)(3)	3,663	3,578	2,583	1,423	1,421	1,477	1,572	1,688	2,018

Total loans	$11,068	$11,021	$8,779	$6,514	$6,883	$7,720	$8,565	$10,084	$14,208

(1)	Effective 1/1/08, National City adopted fair value accounting for held for sale commercial real estate and held for sale residential real estate loans.

(2)	Represents nonprime mortgages originated under the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are liquidating.

(3)	Represents loans originated by the former National Home Equity business unit. These portfolios are liquidating.

Unaudited
National City Corporation
SELECTED PERIOD-END BALANCES
($ in millions)

	2008		2007								2006
	1st Qtr		4th Qtr		3rd Qtr		2nd Qtr		1st Qtr		4th Qtr		3rd Qtr		2nd Qtr		1st Qtr

MORTGAGE LOANS HELD FOR SALE OR SECURITIZATION
Prime mortgages, at fair value(1)	$3,490		$3,741		$9,667		$8,385		$7,052		$6,592		$5,703		$6,185		$5,790
Nonprime mortgages(2)	—		—		—		—		—		1,625		8,851		2,645		2,389
Home equity installment	—		—		715		2,309		1,146		1,111		1,042		853		531

Total Mortgage Loans Held for Sale or Securitization	$3,490		$3,741		$10,382		$10,694		$8,198		$9,328		$15,596		$9,683		$8,710

PORTFOLIO LOAN BALANCES
Commercial
Commercial	$29,569		$27,762		$26,483		$25,193		$24,454		$24,225		$23,432		$23,300		$22,359
Floorplan	849		858		835		945		994		1,035		989		1,068		1,103
Non-taxable	410		388		401		374		380		379		342		319		300
International	2,042		1,907		1,719		1,513		1,250		1,330		1,288		1,081		947

Total Commercial	$32,870		$30,915		$29,438		$28,025		$27,078		$26,969		$26,051		$25,768		$24,709

Residential Real Estate
Prime mortgages	$14,840		$15,349		$13,882		$10,786		$10,402		$7,963		$6,371		$5,863		$5,614
Nonprime mortgages(2)	5,345		6,012		6,648		7,419		8,217		7,486		8,308		16,590		18,261
Home equity installment	8,514		8,882		8,712		6,372		6,347		6,433		6,285		6,305		6,332

Total Residential Real Estate	$28,699		$30,243		$29,242		$24,577		$24,966		$21,882		$20,964		$28,758		$30,207

OTHER INVESTMENTS
Foreign investments	$11		$27		$31		$18		$12		$2		$13		$7		$12
Eurodollar placements	2,000		—		—		—		—		—		—		—		—
Federal Reserve Stock	204		206		206		173		142		172		192		189		187
FHLB Stock	623		602		602		333		322		311		287		328		317
Short-term domestic investments	297		219		228		382		346		4,981		479		647		601
Principal investments	217		222		208		194		193		191		191		200		191
Corporate and other bonds	6		6		—		—		—		—		—		—		—

Total Other Investments	$3,358		$1,282		$1,275		$1,100		$1,015		$5,657		$1,162		$1,371		$1,308

PRINCIPAL INVESTMENTS(3)
Type of Investment:
Direct investments in public entities	—		—		—		—		—		—		—		—		—
Direct investments in nonpublic entities	$369		$387		$364		$339		$319		$311		$312		$326		$319
Indirect investments (funds)	385		388		374		372		365		354		353		355		348

Total Investments	$754		$775		$738		$711		$684		$665		$665		$681		$667

Type of Security:
Common stock	$86		$100		$88		$97		$80		$78		$80		$77		$74
Convertible debt and preferred stock	16		14		20		8		11		11		15		23		26
Investments in partnerships, funds and other equity instruments	455		459		441		430		415		398		390		393		386
Mezzanine (subordinated) debt	197		202		189		176		178		178		180		188		181

Total Investments	$754		$775		$738		$711		$684		$665		$665		$681		$667

Memo:
Commitments to fund principal investments	$343		$357		$340		$358		$297		$282		$292		$310		$290

INTANGIBLE ASSETS
Goodwill	$5,416		$5,424		$5,625		$4,534		$4,551		$3,816		$3,340		$3,347		$3,305
Core deposit intangibles	312		331		351		213		226		153		125		133		127
Credit card intangibles	2		2		2		3		4		5		5		5		6
Other intangibles	24		23		23		26		21		26		27		24		22

Total Intangible Assets	$5,754		$5,780		$6,001		$4,776		$4,802		$4,000		$3,497		$3,509		$3,460

Memo:
Holding company investment in subsidiaries	$15,791		$15,610		$15,495		$13,879		$14,501		$13,082		$13,864		$13,895		$13,548
Holding company intangible assets	105		122		122		117		120		117		117		122		122
Double leverage ratio(4)	1.20	x	1.17	x	1.13	x	1.15	x	1.11	x	.91	x	1.08	x	1.11	x	1.08	x
Subsidiary bank dividend capacity(5)	—		$106		$563		$451		$1,033		$954		$1,688		$1,697		$1,497

(1)	Effective 1/1/08, National City adopted fair value accounting for held for sale commercial real estate and held for sale residential real estate loans.

(2)	Represents nonprime mortgages originated under the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are liquidating.

(3)	Includes equity and mezzanine capital investments in nonpublic and public entities made by National City Equity Partners and National City Capital Corp., which are within the Commercial Banking — National line of business.

(4)	Holding company investment in subsidiaries and intangible assets divided by consolidated equity.

(5)	The subsidiary bank dividend capacity excludes acquired banks prior to their merger into National City Bank.

Unaudited
National City Corporation
SECURITIZED BALANCES
($ in millions)

	2008	2007				2006
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
CREDIT CARD LOANS(1)

Managed Credit Card Loans:

Average balances:
Loans held in portfolio	$1,622	$1,633	$1,434	$1,243	$1,173	$1,032	$958	$892	$920
Loans held for sale or securitization	153	—	—	—	368	85	—	—	416
Loans securitized	1,450	1,450	1,450	1,450	1,082	1,362	1,450	1,450	1,035

Total Average Managed Credit Card Loans	$3,225	$3,083	$2,884	$2,693	$2,623	$2,479	$2,408	$2,342	$2,371

End of period balances:
Loans held in portfolio	$1,416	$1,852	$1,496	$1,275	$1,131	$1,185	$989	$900	$859
Loans held for sale or securitization	386	—	—	—	—	425	—	—	—
Loans securitized	1,450	1,450	1,450	1,450	1,450	1,025	1,450	1,450	1,450

Total Managed Credit Card Loans	$3,252	$3,302	$2,946	$2,725	$2,581	$2,635	$2,439	$2,350	$2,309

AUTOMOBILE LOANS

Managed Automobile Loans(2):

Average balances:
Loans held in portfolio	$67	$86	$107	$135	$167	$267	$252	$264	$316
Loans held for sale or securitization	—	—	—	—	—	—	—	—	—
Loans securitized	621	761	922	1,111	1,327	1,547	1,801	2,142	2,465

Total Average Managed Automobile Loans	$688	$847	$1,029	$1,246	$1,494	$1,814	$2,053	$2,406	$2,781

End of period balances:
Loans held in portfolio	$61	$77	$90	$117	$150	$185	$228	$232	$271
Loans securitized	552	689	839	1,014	1,217	1,439	1,668	1,987	2,299

Total Managed Automobile Loans	$613	$766	$929	$1,131	$1,367	$1,624	$1,896	$2,219	$2,570

JUMBO MORTGAGE LOANS(3)

Managed Jumbo Mortgage Loans:
Average balances:
Loans held in portfolio	$802
Loans held for sale or securitization	374
Loans securitized	188

Total Average Managed Jumbo Mortgage Loans	$1,364

End of period balances:
Loans held in portfolio	$787
Loans held for sale or securitization	252
Loans securitized	371

Total Managed Jumbo Mortgage Loans	$1,410

(1)	In March 2007 and March 2006, the Corporation sold through securitization $425 million of credit card receivables, respectively.

(2)	Represents managed portfolio of indirect prime automobile loans. This portfolio is liquidating.

(3)	In February 2008, the Corporation sold through securitization $390 million of jumbo mortgage loans.

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES
($ in millions)

	2008	2007				2006
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
AVERAGE BALANCES

Assets
Earning Assets:
Loans(1):
Commercial	$31,667	$30,243	$28,695	$28,055	$27,042	$26,360	$26,062	$25,349	$24,030
Commercial leases	4,321	4,389	4,235	4,061	3,981	3,781	3,532	3,428	3,522
Commercial construction	9,098	8,902	8,225	7,854	7,611	6,943	6,510	6,064	5,611
Commercial real estate	15,538	14,952	13,933	13,145	13,150	12,167	12,177	12,242	12,108
Residential real estate	32,684	36,730	36,616	33,862	32,235	35,337	37,605	38,341	38,713
Home equity lines of credit	18,096	18,437	17,717	16,883	17,078	17,711	18,610	20,549	21,310
Credit card and other unsecured lines of credit	3,868	3,659	3,356	3,099	3,387	2,888	2,654	2,528	2,931
Other consumer	4,601	4,512	4,305	5,345	5,483	5,362	5,319	6,016	6,032

Total loans	119,873	121,824	117,082	112,304	109,967	110,549	112,469	114,517	114,257
Securities available for sale, at cost:
Taxable	8,256	8,435	7,447	6,734	7,257	7,313	7,351	7,260	7,153
Tax-exempt	332	391	388	409	447	493	523	542	566

Total securities available for sale	8,588	8,826	7,835	7,143	7,704	7,806	7,874	7,802	7,719
Federal funds sold, security resale agreements, trading assets, and other investments	6,091	3,492	3,332	2,897	3,872	3,133	2,783	2,808	2,483

Total earning assets	134,552	134,142	128,249	122,344	121,543	121,488	123,126	125,127	124,459
Allowance for loan losses	(1,752)	(1,363)	(1,142)	(1,107)	(1,154)	(941)	(988)	(1,009)	(1,092)
Fair value appreciation (depreciation) of securities available for sale	98	32	(73)	(34)	(11)	(4)	(120)	(120)	(28)
Nonearning assets	20,134	19,755	18,061	17,384	17,432	16,350	16,416	16,021	16,057

Total Assets	$153,032	$152,566	$145,095	$138,587	$137,810	$136,893	$138,434	$140,019	$139,396

Liabilities and Stockholders’ Equity
Interest bearing liabilities:
NOW and money market accounts	$38,763	$37,658	$35,099	$33,675	$32,582	$29,538	$28,810	$28,872	$28,367
Savings accounts	2,808	2,922	2,457	2,345	2,433	1,834	1,903	2,042	2,106
Consumer time deposits	29,281	29,683	27,238	25,069	24,476	22,650	21,966	21,463	20,740
Other deposits	3,726	3,650	3,409	3,383	3,923	4,471	5,210	5,855	6,539
Foreign deposits	6,170	7,485	8,609	8,677	7,602	9,334	8,878	7,518	8,469
Federal funds borrowed	1,368	1,841	1,984	2,508	1,237	3,675	3,286	1,746	2,823
Security repurchase agreements	4,607	4,442	4,192	4,058	3,835	3,614	3,590	3,364	3,375
Borrowed funds	2,522	2,027	2,593	2,867	1,240	1,937	1,925	2,768	2,180
Long-term debt	29,082	28,005	26,306	23,111	25,164	25,886	29,432	33,087	31,719

Total interest bearing liabilities	118,327	117,713	111,887	105,693	102,492	102,939	105,000	106,715	106,318
Noninterest bearing deposits	16,839	16,901	16,690	16,875	16,831	16,695	16,740	17,057	16,766
Accrued interest and other liabilities	4,455	4,398	3,882	3,788	4,089	3,871	4,007	3,682	3,844

Total Liabilities	139,621	139,012	132,459	126,356	123,412	123,505	125,747	127,454	126,928
Total Stockholders’ Equity	13,411	13,554	12,636	12,231	14,398	13,388	12,687	12,565	12,468

Total Liabilities and Stockholders’ Equity	$153,032	$152,566	$145,095	$138,587	$137,810	$136,893	$138,434	$140,019	$139,396

Memo:
Interest bearing core deposits	$70,852	$70,263	$64,794	$61,089	$59,491	$54,022	$52,679	$52,377	$51,213
Interest bearing total deposits	80,748	81,398	76,812	73,149	71,016	67,827	66,767	65,750	66,221
Borrowed funding and long-term debt	37,579	36,315	35,075	32,544	31,476	35,112	38,233	40,965	40,097

(1)	Includes loans held for sale or securitization

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES (continued)
($ in millions)

	2008	2007				2006
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
INTEREST

Assets
Earning Assets:
Loans(1):
Commercial	$479	$552	$552	$534	$513	$516	$515	$474	$422
Commercial leases	74	79	72	69	69	61	57	55	58
Commercial construction	132	162	161	154	140	138	131	118	103
Commercial real estate	244	258	251	236	237	229	224	218	209
Residential real estate	560	643	654	620	576	649	692	687	671
Home equity lines of credit	285	328	343	332	336	349	363	373	370
Credit card and other unsecured lines of credit	107	103	96	86	96	81	75	69	83
Other consumer	77	77	78	88	94	89	90	100	99

Total loans	1,958	2,202	2,207	2,119	2,061	2,112	2,147	2,094	2,015
Securities available for sale, at cost:
Taxable	112	116	99	87	97	101	99	97	92
Tax-exempt	6	7	6	8	8	8	9	10	10

Total securities available for sale	118	123	105	95	105	109	108	107	102
Federal funds sold, security resale agreements, trading assets, and other investments	56	56	48	41	52	49	43	42	36

Total earning assets	$2,132	$2,381	$2,360	$2,255	$2,218	$2,270	$2,298	$2,243	$2,153

Liabilities
Interest bearing liabilities:
NOW and money market accounts	$238	$292	$286	$265	$249	$221	$211	$194	$172
Savings accounts	7	8	8	8	8	2	3	3	3
Consumer time deposits	335	365	337	302	287	265	245	224	202
Other deposits	35	47	46	45	51	60	68	74	74
Foreign deposits	47	80	107	108	91	115	112	86	86
Federal funds borrowed	12	22	27	33	16	50	44	22	31
Security repurchase agreements	30	42	46	45	41	40	38	32	28
Borrowed funds	25	23	34	36	16	25	23	32	23
Long-term debt	334	393	367	317	341	359	404	409	350

Total interest bearing liabilities	$1,063	$1,272	$1,258	$1,159	$1,100	$1,137	$1,148	$1,076	$969

Tax-Equivalent Net Interest Income	$1,069	$1,109	$1,102	$1,096	$1,118	$1,133	$1,150	$1,167	$1,184

Memo:
Interest bearing core deposits	$580	$665	$631	$575	$544	$488	$459	$421	$377
Interest bearing total deposits	662	792	784	728	686	663	639	581	537
Borrowed funding and long-term debt	401	480	474	431	414	474	509	495	432

Amortization of fair value adjustments included above(2):
Loans	$(11)	$(20)	$(16)	$(15)	$(14)	$(7)	$(4)	$(5)	$(3)
Deposits	1	3	1	1	1	—	1	1	(2)
Long-term debt	(3)	(3)	(4)	(4)	(4)	(5)	(6)	(6)	(6)

(1)	Includes loans held for sale or securitization

(2)	Fair value adjustments recognized under the purchase method of accounting in connection with acquisitions

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES (continued)

	2008	2007				2006
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
RATES

Assets
Earning Assets:
Loans(1):
Commercial	6.09%	7.24%	7.63%	7.63%	7.70%	7.77%	7.82%	7.50%	7.13%
Commercial leases	6.85	7.16	6.82	6.82	6.94	6.47	6.50	6.43	6.57
Commercial construction	5.85	7.22	7.74	7.86	7.47	7.88	8.00	7.78	7.43
Commercial real estate	6.31	6.85	7.15	7.19	7.31	7.44	7.31	7.13	7.02
Residential real estate	6.86	6.99	7.13	7.32	7.17	7.34	7.35	7.17	6.95
Home equity lines of credit	6.31	7.13	7.74	7.86	7.87	7.87	7.82	7.26	6.94
Credit card and other unsecured lines of credit	11.07	11.18	11.34	11.13	11.47	11.12	11.24	10.95	11.44
Other consumer	6.72	6.77	7.18	6.64	6.91	6.56	6.70	6.68	6.66

Total loans	6.56	7.20	7.50	7.56	7.55	7.61	7.61	7.32	7.10
Securities available for sale, at cost:
Taxable	5.44	5.50	5.29	5.16	5.39	5.53	5.37	5.37	5.12
Tax-exempt	6.96	6.64	6.78	7.77	7.03	7.03	6.98	7.07	7.20

Total securities available for sale	5.50	5.55	5.37	5.31	5.48	5.62	5.48	5.49	5.27
Federal funds sold, security resale agreements, trading assets, and other investments	3.73	6.32	5.70	5.75	5.41	6.20	6.00	6.05	5.92

Total earning assets	6.36	7.07	7.33	7.38	7.36	7.44	7.43	7.18	6.96

Liabilities
Interest bearing liabilities:
NOW and money market accounts	2.48	3.08	3.23	3.16	3.09	2.97	2.89	2.70	2.46
Savings accounts	.99	1.12	1.26	1.36	1.34	.65	.64	.57	.49
Consumer time deposits	4.60	4.89	4.91	4.83	4.76	4.65	4.43	4.19	3.95
Other deposits	3.72	5.12	5.36	5.26	5.31	5.30	5.19	5.02	4.62
Foreign deposits	3.06	4.27	4.92	5.01	4.84	4.86	5.00	4.61	4.12
Federal funds borrowed	3.47	4.84	5.24	5.31	5.32	5.31	5.33	5.02	4.49
Security repurchase agreements	2.61	3.82	4.37	4.38	4.35	4.33	4.25	3.83	3.36
Borrowed funds	4.01	4.47	5.15	5.04	5.30	5.14	4.82	4.62	4.19
Long-term debt	4.62	5.55	5.57	5.51	5.47	5.52	5.45	4.95	4.46

Total interest bearing liabilities	3.61	4.29	4.46	4.40	4.35	4.39	4.34	4.04	3.69

Net Interest Spread	2.75	2.78	2.87	2.98	3.01	3.05	3.09	3.14	3.27
Contribution of noninterest bearing sources of funds	.43	.52	.56	.61	.68	.68	.64	.59	.54

Net Interest Margin	3.18%	3.30%	3.43%	3.59%	3.69%	3.73%	3.73%	3.73%	3.81%

Memo:
Interest bearing core deposits	3.29%	3.76%	3.86%	3.77%	3.71%	3.60%	3.45%	3.23%	2.98%
Interest bearing total deposits	3.30	3.87	4.05	3.99	3.92	3.88	3.79	3.55	3.29
Borrowed funding and long-term debt	4.29	5.24	5.38	5.31	5.32	5.36	5.30	4.84	4.36

(1)	Includes loans held for sale or securitization

Unaudited
National City Corporation
STOCKHOLDER DATA
($ in millions, except per share data)

	2008	2007				2006
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
Per common share:
Basic net (loss) income	$(.27)	$(.53)	$(.03)	$.60	$.50	$1.37	$.87	$.77	$.75
Diluted net (loss) income	(.27)	(.53)	(.03)	.60	.50	1.36	.86	.77	.74
Trailing four quarters basic net (loss) income	(.23)	.54	2.44	3.34	3.51	3.76	3.04	2.92	3.13
Trailing four quarters diluted net (loss) income	(.23)	.54	2.43	3.32	3.49	3.73	3.01	2.89	3.09
Dividends declared	.21	.41	.41	.39	.39	.39	.39	.37	.37
Dividends paid	.21	.41	.41	.39	.39	.39	.39	.37	.37
Dividend payout ratio(1)	—	—	—	65.00%	78.00%	28.68%	45.35%	48.05%	50.00%
Dividend yield (annualized)(2)	8.44	9.96	6.54	4.68	4.19	4.27	4.26	4.09	4.24
P/E ratio(3)	—	30.48 x	10.33 x	10.04 x	10.67 x	9.80 x	12.16 x	12.52 x	11.29 x

Common dividends declared	$133.0	$262.0	$235.0	$232.0	$254.2	$236.4	$238.0	$227.5	$229.8
Preferred dividends declared	.2	.5	.5	.4	.4	.4	.4	.4	.4

Common dividends paid	133.0	262.0	235.0	232.0	254.2	236.4	238.0	227.5	229.8
Preferred dividends paid	.2	.5	.5	.4	.4	.4	.4	.4	.4

Shares outstanding(4):
Average basic	633,434	633,165	588,134	572,730	631,711	611,908	603,849	609,657	611,911
Average diluted	633,434	633,165	588,134	580,386	640,534	620,745	612,064	618,230	619,697
Ending common	634,118	633,946	633,345	566,285	595,485	632,382	601,875	605,054	609,991

Common stock price:
High	$18.14	$27.21	$34.30	$38.32	$38.94	$37.47	$37.42	$38.04	$36.25
Low	6.56	15.76	24.88	33.08	34.82	35.29	34.50	34.38	33.26
Close	9.95	16.46	25.09	33.32	37.25	36.56	36.60	36.19	34.90

Book value per common share	$20.61	$21.15	$21.86	$21.45	$22.12	$23.06	$21.44	$20.84	$20.69
Tangible book value per common share	11.53	12.03	12.38	13.02	14.05	16.73	15.63	15.04	15.02
Other comprehensive income per share	.44	.14	(.09)	(.27)	(.09)	(.11)	(.02)	(.20)	(.08)

Market to book value	48.3%	77.8%	114.8%	155.3%	168.4%	158.5%	170.7%	173.7%	168.7%

Market capitalization of common stock	$6,309	$10,435	$15,891	$18,869	$22,182	$23,120	$22,029	$21,897	$21,289

(1)	Dividend declared divided by diluted net income per common share

(2)	Dividend declared (annualized) divided by quarter-end stock price

(3)	Quarter-end stock price divided by trailing-four-quarters diluted net income per common share

(4)	In thousands
INTEREST RATE RISK MEASURES

	2008	2007				2006
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
MARKET VALUE OF EQUITY(MVE)(2)
Duration of Equity(DOE)(3):
Current Yield Curve	+2.0%	+1.9%	+1.9%	+1.2%	+1.2%	+0.8%	+1.0%	+1.4%	+1.3%
+150 basis points Shock vs. Current Yield Curve(4)	+2.3%	+2.7%	+3.0%	+2.2%	+2.3%	+1.2%	+1.6%	+2.2%	+2.0%
-150 basis points Shock vs. Current Yield Curve(5)	+0.4%	+1.5%	+1.1%	+1.0%	+0.8%	+0.6%	+0.2%	+0.0%	+0.0%

(1)	Based on positions at February 29, 2008 and market values at March 24, 2008.

(2)	The Market Value of Equity (MVE) is defined as the discounted present value of net cash flows from all assets, liabilities, and off-balance sheet arrangements, other than MSRs and associated hedges. MVE analysis is performed as of a single point in time and does not include estimates of future business volumes or intangible assets.

(3)	Duration of Equity (DOE) represents the estimated percentage change in MVE for a 1% instantaneous parallel shift in the yield curve. A positive DOE indicates that MVE would increase as rates fall, or decrease as rates rise. A negative DOE indicates that MVE would increase as rates rise, or decrease as rates fall.

(4)	Asset Liability Committee’s (ALCO) policy limit is +4.0%.

(5)	ALCO’s policy limit is -1.0%.

Unaudited
National City Corporation
CAPITALIZATION (Period End)
(In millions, except per share data)

	2008	2007				2006
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
LONG-TERM DEBT, CAPITAL SECURITIES, AND BORROWED FUNDS
Long-Term Debt and Capital Securities:
Holding company debt:
Senior notes	$3,247	$1,789	$1,774	$1,833	$1,847	$1,242	$1,240	$1,210	$1,227
Subordinated debt	1,125	1,079	1,055	1,030	1,063	1,067	1,070	1,020	1,056
Capital securities	2,445	1,900	1,881	1,273	850	949	342	344	343

Total holding company debt	6,817	4,768	4,710	4,136	3,760	3,258	2,652	2,574	2,626
Subsidiary debt:
Subordinated debt	3,505	3,451	3,423	3,369	2,482	2,477	1,986	1,917	1,964
Senior bank notes	8,335	13,061	14,232	13,615	15,977	18,580	20,126	25,275	25,206
FHLB advances	9,431	6,256	5,900	1,996	2,048	1,999	1,887	2,721	3,812
Repurchase agreements	321	321	320	—	—	—	—	—	—
Secured debt financings	19	26	47	63	43	31	27	25	29
Other	9	9	8	9	9	11	12	13	12

Total subsidiary debt	21,620	23,124	23,930	19,052	20,559	23,098	24,038	29,951	31,023

Total Long-Term Debt and Capital Securities	$28,437	$27,892	$28,640	$23,188	$24,319	$26,356	$26,690	$32,525	$33,649

Borrowed Funds:
Federal Reserve term auction facility	$4,250	—	—	—	—	—	—	—	—
U.S. Treasury demand notes	100	$500	$340	$258	$54	$434	$2,430	$1,325	$76
Short-term senior bank notes	—	—	86	—	—	—	60	46	98
Short-term FHLB advances	—	—	514	1,000	1	—	—	—	—
Commercial paper and other	1,058	1,555	1,566	1,412	1,803	1,215	1,467	1,780	2,287

Total Borrowed Funds	$5,408	$2,055	$2,506	$2,670	$1,858	$1,649	$3,957	$3,151	$2,461

STOCKHOLDERS’ EQUITY
Total stockholders’ equity	$13,223	$13,408	$13,843	$12,147	$13,170	$14,581	$12,902	$12,610	$12,623
Accumulated Other Comprehensive Income, Net of Tax:
SFAS 115 unrealized gain (loss), net	$20	$15	$(11)	$(73)	—	$4	$(9)	$(124)	$(57)
SFAS 133 unrealized gain (loss), net	250	70	28	(8)	$15	(4)	(2)	—	8
SFAS 158 unrecognized gain (loss), net	7	7	(71)	(72)	(71)	(71)	—	—	—

Total Accumulated Other Comprehensive Income, Net of Tax	$277	$92	$(54)	$(153)	$(56)	$(71)	$(11)	$(124)	$(49)

RISK-BASED CAPITAL(1)
Tier 1 capital	$9,552	$9,367	$9,672	$8,721	$9,196	$11,535	$9,603	$9,392	$9,396
Total risk-based capital	14,768	14,729	14,802	13,667	13,164	15,705	13,215	13,103	13,121
Risk-weighted assets	143,650	143,398	142,684	132,957	129,978	129,190	128,297	128,512	127,273
Tier 1 capital ratio	6.65%	6.53%	6.78%	6.56%	7.08%	8.93%	7.48%	7.31%	7.38%
Total risk-based capital ratio	10.28	10.27	10.37	10.28	10.13	12.16	10.30	10.20	10.31
Leverage ratio	6.49	6.39	6.96	6.53	6.92	8.56	7.13	6.89	6.92

COMMON STOCK ROLLFORWARD
Beginning balance	633.9	633.3	566.3	595.5	632.4	601.9	605.1	610.0	615.0
Shares issued under stock award plans	.2	.8	1.8	.8	5.8	2.0	1.4	3.6	3.1
Shares issued for acquisitions	—	—	66.6	—	13.7	29.5	—	—	—
Shares repurchased under repurchase authorizations(2)	—	(.1)	(1.0)	(29.9)	(55.2)	(.6)	(4.3)	(7.7)	(7.5)
Shares exchanged for stock award plans	—	(.1)	(.4)	(.1)	(1.2)	(.4)	(.3)	(.8)	(.6)

Ending Balance	634.1	633.9	633.3	566.3	595.5	632.4	601.9	605.1	610.0

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased(2)	—	.1	1.0	29.9	55.2	.6	4.3	7.7	7.5
Average price per share of repurchased common shares	—	$26.22	$25.77	$36.47	$38.30	$37.02	$36.27	$36.12	$34.10
Total cost	—	$2.6	$25.8	$1,089.4	$2,113.7	$22.7	$155.8	$279.3	$256.1
Common shares remaining under authorization(3)	37.6	37.6	37.7	38.7	28.6	43.5	14.1	18.4	26.1

SELECTED RATIOS AND OTHER
Long-term debt and capital securities to equity	215.05%	208.03%	206.89%	190.90%	184.65%	180.75%	206.87%	257.94%	266.57%
Long-term debt and capital securities to total capitalization	68.26	67.54	67.42	65.62	64.87	64.38	67.41	72.06	72.72
Equity to assets	8.53	8.95	8.98	8.64	9.51	10.40	9.34	8.91	9.00
Tangible equity to assets(4)	5.00	5.29	5.29	5.43	6.26	7.77	6.99	6.60	6.70

(1)	First quarter 2008 risk-based capital is based upon preliminary data.

(2)	The first quarter of 2007 includes 40.3 million shares repurchased under the “modified Dutch auction” tender offer.

(3)	In April 2007, National City’s Board of Directors authorized the repurchase of an additional 40 million shares of issued and outstanding common stock.

(4)	Excludes goodwill and other intangible assets.

Unaudited
National City Corporation
NONINTEREST INCOME
($ in millions)

	2008	2007				2006
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Loan sale revenue	$89	$(149)	$(74)	$110	$75	$122	$215	$285	$144
Loan servicing revenue	16	115	159	96	32	52	104	(21)	(44)
Deposit service charges	230	249	229	223	204	212	214	203	189
Insurance revenue	33	35	29	35	34	31	33	33	32
Trust and investment management fees	80	81	79	84	74	74	74	80	73
Card-related fees	32	33	31	29	32	28	27	25	29
Other service fees	33	41	34	33	35	36	34	36	33
Brokerage revenue	48	54	41	54	40	59	35	30	34
Leasing revenue	35	36	41	46	55	53	54	61	60
Derivative (losses) gains , net(1)	(49)	35	(5)	(7)	(23)	(13)	23	(11)	(6)
Principal investment gains (losses), net	15	42	24	20	10	30	30	24	34
Gain on divestitures	—	16	—	—	—	984	—	—	—
Securities gains (losses), net	515	(4)	—	(1)	27	(13)	—	1	12
All other	61	13	36	42	26	47	34	38	66

Total Noninterest Income	$1,138	$597	$624	$764	$621	$1,702	$877	$784	$656

(1)	Ineffective hedge and other derivative gains and losses related to loan sale and servicing activities are included in loan sale and loan servicing revenue
NONINTEREST EXPENSE
($ in millions)

	2008	2007				2006
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Salaries, benefits, and other personnel	$659	$663	$642	$642	$633	$678	$649	$636	$641
Equipment	80	91	76	85	83	94	74	79	79
Net occupancy	88	84	77	76	78	78	73	74	73
Third-party services	82	101	81	89	86	95	87	91	79
Insurance expense	19	22	19	23	25	27	28	30	27
Telecommunications	19	15	18	19	18	19	18	20	18
Marketing and public relations	27	38	41	45	33	46	36	38	28
Leasing expense	25	24	28	33	34	42	38	42	43
Postage and supplies	36	38	34	33	41	32	37	34	37
Travel and entertainment	17	20	18	21	18	21	18	20	18
State and local taxes	17	15	19	23	20	(9)	20	23	17
Intangible asset amortization	20	25	20	19	17	13	13	10	11
Other real estate owned	49	25	17	13	10	8	4	4	—
Impairment, fraud, and other losses, net	(197)	337	257	14	6	1	25	11	14
All other	71	69	49	51	54	63	67	60	59

Total Noninterest Expense	$1,012	$1,567	$1,396	$1,186	$1,156	$1,208	$1,187	$1,172	$1,144

Memo:
Acquisition integration costs	$13	$19	$13	$20	$16	$7	$3	$2	—

Unaudited
National City Corporation
DEPOSIT SERVICE CHARGES
($ in millions)

	2008	2007				2006
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Personal Accounts:
DDA and NOW deposit fees	$7	$8	$7	$8	$8	$9	$8	$9	$8
Savings and time deposit fees	3	3	3	3	3	2	3	3	3
Overdraft and NSF fees	103	121	111	108	93	99	103	94	81
Debit card interchange fees	40	39	36	34	32	31	31	29	30

Total personal account fees	153	171	157	153	136	141	145	135	122

Business accounts:
Deposit fees	4	5	5	5	5	6	5	6	5
Overdraft and NSF fees	14	14	15	14	13	12	14	13	12
Debit card interchange fees	5	5	6	5	4	4	4	5	3
Cash management fees	49	44	42	42	41	40	42	40	41

Total Business account fees	72	68	68	66	63	62	65	64	61

Other deposit service charges	5	10	4	4	5	9	4	4	6

Total Deposit Service Charges	$230	$249	$229	$223	$204	$212	$214	$203	$189

CARD-RELATED FEES
($ in millions)

	2008	2007				2006
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Credit card:
Credit limit exceed and stop payment fees	$4	$3	$4	$3	$3	$3	$3	$3	$3
Cash advance fees	3	2	3	3	2	3	2	1	2
Interchange fees	22	29	24	23	23	21	19	19	20
Reward programs and incentives	(9)	(13)	(12)	(12)	(10)	(11)	(11)	(10)	(9)
Debt cancellation and other fees	(1)	(2)	(2)	(2)	(1)	(2)	(2)	(2)	(1)

Total credit card fees	19	19	17	15	17	14	11	11	15

Other:
Personal and business lines of credit fees	1	1	1	—	1	1	1	1	1
Home equity lines of credit	1	2	2	3	2	3	3	3	3
ATM fees	11	11	11	11	12	10	12	10	10

Total other card-related fees	13	14	14	14	15	14	16	14	14

Total Card-Related Fees	$32	$33	$31	$29	$32	$28	$27	$25	$29

Unaudited
National City Corporation
SALARIES, BENEFITS, AND OTHER PERSONNEL EXPENSE
($ in millions)

	2008	2007				2006
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Salaries and wages	$357	$364	$366	$354	$350	$363	$355	$354	$352
Incentive compensation	157	182	165	190	159	218	218	204	171
Deferred personnel costs	(24)	(63)	(76)	(88)	(75)	(104)	(105)	(104)	(90)
Stock-based compensation	19	16	15	22	23	19	16	17	16
Payroll taxes	48	30	35	36	49	34	35	39	53
Contract labor	29	49	41	35	32	56	38	43	35
Medical and other benefits	40	18	40	38	41	33	38	42	41
Retirement plans	31	16	31	32	37	23	26	26	35
Market valuation adjustments on deferred compensation liabilities	(18)	(14)	(3)	12	4	18	10	(1)	15
Severance and other	20	65	28	11	13	18	18	16	13

Total Salaries, Benefits, and Other Personnel Expense	$659	$663	$642	$642	$633	$678	$649	$636	$641

FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

	2008	2007				2006
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Line of business staff:
Retail Banking	15,238	15,015	15,092	13,694	13,468	12,887	12,435	12,448	12,191
Commercial Banking — Regional	1,438	1,387	1,416	1,343	1,361	1,292	1,305	1,312	1,343
Commercial Banking — National	1,069	1,068	1,100	1,081	1,088	1,075	1,068	1,036	1,035
Mortgage Banking	4,753	5,841	6,988	7,128	6,938	6,867	6,814	7,062	7,276
Asset Management	1,546	1,533	1,568	1,528	1,532	1,513	1,489	1,521	1,523

Corporate support staff(2)(3)	6,760	7,220	7,860	7,671	7,924	7,636	10,510	10,572	10,480

Total Employees	30,804	32,064	34,024	32,445	32,311	31,270	33,621	33,951	33,848

(1)	Represents period-end, active, full-time equivalent employees.

(2)	Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process.

(3)	Periods prior to December 2006 include full-time equivalent employees associated with the First Franklin and National City Home Loan Services business units which were sold in December 2006.
MORTGAGE BANKING
FULL-TIME EQUIVALENT EMPLOYEES(1)

	2008	2007				2006
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

National City Mortgage(NCM):
Loan origination — commission	1,954	2,370	2,674	2,675	2,646	2,548	2,566	2,590	2,577
Loan origination — non-commission	1,513	1,992	2,677	2,785	2,600	2,542	2,444	2,605	2,664

Total loan origination	3,467	4,362	5,351	5,460	5,246	5,090	5,010	5,195	5,241
Loan servicing	840	871	645	686	708	738	752	785	812
Indirect production	314	386	730	791	792	810	815	830	880
Corporate overhead and other	132	222	262	191	192	229	237	252	343

Total Mortgage Banking FTEs	4,753	5,841	6,988	7,128	6,938	6,867	6,814	7,062	7,276

(1)	Represents period-end, active, full-time equivalent employees.

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS
($ in millions)

	2008	2007				2006
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

LOAN LOSS ALLOWANCE

Beginning loan loss allowance	$1,762	$1,373	$1,136	$1,104	$1,131	$932	$989	$1,001	$1,094
Provision for loan losses	1,393	691	368	145	122	325	70	62	32
Charge-offs:
Commercial	26	43	17	14	12	37	31	11	14
Commercial leases	12	12	8	16	22	3	6	17	31
Commercial construction	19	18	10	5	5	13	2	3	—
Commercial real estate	8	19	7	3	3	6	2	5	7
Residential real estate	342	122	71	55	68	47	81	46	46
Home equity lines of credit	101	44	34	20	23	23	20	15	21
Credit card and other unsecured lines of credit	53	36	29	28	35	26	20	20	28
Other consumer	23	25	13	13	14	15	12	11	26

Total charge-offs	584	319	189	154	182	170	174	128	173

Recoveries:
Commercial	7	7	6	5	5	9	8	7	12
Commercial leases	7	4	3	6	6	4	7	3	4
Commercial construction	—	—	—	—	—	1	—	—	—
Commercial real estate	1	1	4	4	1	3	2	1	2
Residential real estate	16	14	20	22	5	13	23	19	12
Home equity lines of credit	4	7	7	8	6	4	5	5	4
Credit card and other unsecured lines of credit	4	4	3	4	5	3	3	4	6
Other consumer	7	7	5	7	7	5	9	13	12

Total recoveries	46	44	48	56	35	42	57	52	52

Net charge-offs	538	275	141	98	147	128	117	76	121
Other(1)	(35)	(27)	10	(15)	(2)	2	(10)	2	(4)

Ending loan loss allowance	$2,582	$1,762	$1,373	$1,136	$1,104	$1,131	$932	$989	$1,001

Memo:
Net charge-offs on:
Securitized credit cards	$18	$15	$15	$14	$11	$13	$15	$14	$7
Managed credit cards	47	34	29	26	31	27	24	24	20
Securitized automobile loans	2	3	3	2	4	5	4	3	4
Managed automobile loans(2)	2	3	3	2	3	4	4	1	8
Securitized jumbo mortgage loans	—
Managed jumbo mortgage loans	11

NET CHARGE-OFFS AS A % OF AVERAGE PORTFOLIO LOANS (annualized)
Commercial	.24%	.47%	.17%	.12%	.11%	.40%	.37%	.08%	.02%
Commercial leases	.49	.73	.49	.94	1.63	.03	(.18)	1.62	3.16
Commercial construction	.83	.80	.50	.25	.28	.72	.10	.26	(.05)
Commercial real estate	.19	.49	.08	(.06)	.07	.15	(.02)	.12	.17
Residential real estate	4.50	1.45	.76	.55	1.08	.61	.90	.34	.43
Home equity lines of credit	2.16	.81	.67	.36	.48	.50	.38	.22	.35
Credit card and other unsecured lines of credit	5.36	3.52	3.06	3.14	3.99	3.21	2.57	2.62	3.45
Other consumer	1.37	1.68	.67	.48	.50	.73	.26	(.15)	.93

Total Net Charge-offs	1.88%	.96%	.54%	.39%	.61%	.54%	.48%	.30%	.46%

Memo:
Securitized credit cards	4.99%	4.21%	3.94%	4.01%	4.06%	3.96%	4.04%	3.89%	2.66%
Managed credit cards	5.82%	4.45%	3.91%	3.93%	4.81%	4.32%	4.04%	4.02%	3.45%
Securitized automobile loans	1.56%	1.82%	1.05%	.90%	1.10%	1.11%	.96%	.64%	.59%
Managed automobile loans(2)	1.41%	1.40%	.91%	.72%	.93%	1.04%	.73%	.05%	1.25%
Securitized jumbo mortgage loans	—
Managed jumbo mortgage loans	3.36%

LENDING-RELATED COMMITMENTS ALLOWANCE(3)
Beginning lending-related commitment allowance	$65	$54	$61	$63	$78	$80	$77	$79	$84
Net provision for losses on lending-related commitments(4)	2	11	(7)	(2)	(15)	(2)	3	(2)	(5)

Ending lending-related commitment allowance	$67	$65	$54	$61	$63	$78	$80	$77	$79

(1)	Includes the allowance for loan losses associated with acquisitions, portfolio loans transferred to held for sale, and reinsurance claims paid to third parties.

(2)	Represents managed portfolio of indirect prime automobile loans which are liquidating.

(3)	Included in accrued expenses and other liabilities on the consolidated balance sheet.

(4)	Included in impairment, fraud, and other losses on the consolidated income statement.

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS (continued)
($ in millions)

	2008	2007				2006
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

NONPERFORMING ASSETS
Commercial	$218	$149	$142	$117	$107	$92	$107	$142	$105
Commercial leases	13	6	10	8	13	32	35	36	60
Commercial construction	387	301	234	108	119	109	72	45	35
Commercial real estate	239	189	181	138	118	111	97	108	117
Residential real estate:
Nonprime(1)	266	119	86	75	68	65	62	60	62
Construction	386	145	67	8	10	6	—	—	1
Other	249	162	126	108	101	85	97	98	103

Total real estate — residential	901	426	279	191	179	156	159	158	166

Home equity lines of credit	14	19	15	—	—	—	—	—	—
Total nonperforming portfolio loans	1,772	1,090	861	562	536	500	470	489	483
Other real estate owned (OREO):
Commercial	16	15	4	3	—	1	—	2	2
Residential real estate:
National City Mortgage and other	129	99	72	58	54	49	31	29	27
Secured by GNMA	62	58	58	56	67	60	60	50	51
Nonprime(1)	261	242	179	157	136	116	104	84	69

Total real estate — residential	452	399	309	271	257	225	195	163	147

Other	20	10	11	10	6	3	2	2	2

Total OREO	488	424	324	284	263	229	197	167	151

Mortgage loans held for sale and other	5	9	26	2	2	3	22	11	13

Total Nonperforming Assets	$2,265	$1,523	$1,211	$848	$801	$732	$689	$667	$647

PERCENTAGE OF NONPERFORMING ASSETS BY CATEGORY
Commercial	9%	10%	12%	13%	13%	14%	16%	21%	17%
Commercial leases	1	—	1	1	2	4	5	5	9
Commercial construction	17	20	19	13	15	15	10	7	5
Commercial real estate	10	12	15	16	15	15	14	16	18
Residential real estate:
Nonprime(1)	12	8	7	9	9	9	9	9	10
Construction	17	9	6	1	1	1	—	—	—
Other	11	11	10	13	12	11	14	15	16

Total residential real estate	40	28	23	23	22	21	23	24	26

Home equity lines of credit	1	1	1	—	—	—	—	—	—
Total nonperforming portfolio loans	78	71	71	66	67	69	68	73	75
Other real estate owned (OREO):
Commercial	—	—	—	1	—	—	—	—	—
Residential real estate:
National City Mortgage and other	6	7	6	7	7	7	4	4	4
Secured by GNMA	3	4	5	6	8	8	9	8	8
Nonprime(1)	12	16	15	19	17	16	15	12	11

Total residential real estate	21	27	26	32	32	31	28	24	23

Other	1	1	1	1	1	—	1	1	—

Total OREO	22	28	27	34	33	31	29	25	23

Mortgage loans held for sale and other	—	1	2	—	—	—	3	2	2

Total Nonperforming Assets	100%	100%	100%	100%	100%	100%	100%	100%	100%

RATIOS
Nonperforming assets to period-end portfolio loans and other nonperforming assets	1.95%	1.31%	1.08%	.85%	.80%	.76%	.74%	.66%	.63%
Nonperforming assets to period-end total assets	1.46	1.02	.79	.60	.58	.52	.50	.47	.46
Loan loss allowance to nonperforming portfolio loans	145.66	161.55	159.42	202.16	206.08	226.13	198.25	202.14	207.14
Loan loss allowance to period-end portfolio loans	2.23	1.52	1.23	1.14	1.11	1.18	1.00	.98	.98
Loan loss allowance (period-end) to annualized net charge-offs	119.22	161.24	245.43	291.06	184.68	223.38	200.10	326.17	204.29

(1)	Represents nonprime mortgages originated under the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are liquidating.

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS (continued)
($ in millions)

	2008	2007				2006
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
CHANGES IN NONPERFORMING PORTFOLIO LOANS
Beginning nonperforming portfolio loans	$1,090	$861	$562	$536	$500	$470	$489	$483	$490
Additions:
Obtained with acquisitions	—	—	46	—	38	5	—	—	—
Newly classified nonperformers	1,028	524	407	191	164	225	159	153	157

Total additions	1,028	524	453	191	202	230	159	153	157

Subtractions:
Return to performing status	(57)	(23)	(7)	(6)	(14)	(2)	(7)	(8)	(3)
Net charge-offs	(73)	(80)	(22)	(16)	(31)	(38)	(24)	(34)	(31)
Payoffs/paydowns	(92)	(127)	(74)	(82)	(84)	(105)	(97)	(56)	(83)
Transferred to loans held for sale	(34)	(2)	(9)	(24)	(8)	(1)	(6)	(9)	(5)
Transferred to OREO	(89)	(64)	(43)	(38)	(28)	(54)	(45)	(40)	(42)

Total subtractions	(345)	(296)	(155)	(166)	(165)	(200)	(179)	(147)	(164)
Other	(1)	1	1	1	(1)	—	1	—	—

Ending nonperforming portfolio loans	$1,772	$1,090	$861	$562	$536	$500	$470	$489	$483

CHANGES IN OREO
Beginning OREO balance	$424	$324	$284	$263	$229	$197	$167	$151	$97
Additions:
Transfers from loan portfolios	250	255	181	179	135	158	172	129	111
Obtained with acquisitions	—	—	9	—	—	—	—	—	—
Transfers from property and equipment	14	—	1	3	3	2	1	—	—

Total additions	264	255	191	182	138	160	173	129	111
Subtractions:
Transfers to loan portfolios	—	—	—	—	—	(1)	(23)	(63)	(1)
Sales of OREO (cost basis)	(170)	(142)	(142)	(159)	(97)	(120)	(115)	(46)	(46)
Writedowns	(31)	(13)	(9)	(8)	(8)	(6)	(5)	(4)	(5)

Total subtractions	(201)	(155)	(151)	(167)	(105)	(127)	(143)	(113)	(52)
Other	1	—	—	6	1	(1)	—	—	(5)

Ending OREO balance	$488	$424	$324	$284	$263	$229	$197	$167	$151

LOANS 90+ DAYS PAST DUE ACCRUING INTEREST(1)
Commercial	$71	$38	$42	$45	$46	$31	$70	$26	$34
Commercial leases	1	—	—	—	—	—	3	25	1
Commercial construction	84	87	66	66	30	13	29	1	5
Commercial real estate	76	51	57	38	31	18	16	17	5
Residential real estate:
Nonprime(2)	682	808	734	619	644	567	501	407	365
Construction	110	302	163	95	51	38	30	16	15
Other	580	446	255	154	119	99	88	92	92

Total residential real estate	1,372	1,556	1,152	868	814	704	619	515	472

Home equity lines of credit	111	102	55	27	47	37	24	21	20
Credit card and other unsecured lines of credit	54	46	34	28	35	35	24	21	20
Other consumer	16	17	11	9	10	11	11	8	8
Mortgage loans held for sale and other	15	16	43	28	19	89	53	40	29

Total Loans 90+ Days Past Due	$1,800	$1,913	$1,460	$1,109	$1,032	$938	$849	$674	$594

Total Loans 30-89 Days Past Due	$2,911	$2,740	$2,750	$2,159	$2,245	$2,127	$2,176	$1,902	$1,608

Loans 90+ days past due to period-end portfolio and held for sale loans	1.50%	1.59%	1.18%	0.97%	0.94%	0.87%	0.75%	0.59%	0.52%

(1)	Amounts exclude GNMA insured loans.

(2)	Represents nonprime mortgages originated under the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are liquidating.

Unaudited
National City Corporation
TEN LARGEST NONPERFORMING ASSETS AS OF MARCH 31, 2008
($ in millions)

	Amount	As a Percentage of Total
Description	Outstanding	Nonperforming Assets
Residential Land Development & Single Family Home Construction	$23	1.0%
Residential Land Development & Condominium Construction	20	0.9%
Aircraft Lease	16	0.7%
National Land Development & Single Family Home Construction	15	0.7%
Residential Land Development & Single Family Home Construction	14	0.6%
Multi-Family Real Estate	14	0.6%
Residential Land Development, Single Family Home Construction & Nonresidential Office Buildings	14	0.6%
Casino	14	0.6%
Nonresidential Office Building	13	0.6%
Multi-Tenant Commercial Buildings	13	0.5%

	$156	6.9%

Total nonperforming assets	$2,265	100.0%
Nonperforming assets as a percentage of period-end portfolio loans and other nonperforming assets		1.95%
COMMERCIAL LOAN INDUSTRY CONCENTRATION AS OF MARCH 31, 2008
($ in millions)

		Percent to	Average Loan	Largest Loan
Major Industry(1)	Balance	Total	Balance Per Obligor	to a Single Obligor
Real estate	$19,544	32%	$1.1	$85
Consumer cyclical	10,142	17%	1.2	121
Industrial	7,748	13%	1.5	189
Consumer noncyclical	6,766	11%	.7	66
Basic materials	4,499	7%	2.0	55
Financial	4,385	7%	2.5	119
Services	2,341	4%	.5	123
Energy and utilities	1,133	2%	1.4	40
Technology	562	1%	3.3	44
Miscellaneous	3,853	6%	.4	110

Total commercial, commercial leases, commercial real estate, and commercial construction	$60,973	100%

(1)	Based on Standard Industrial Classification System codes

Unaudited
National City Corporation
RETAIL BANKING PERFORMANCE MEASURES
($ in millions)

	2008	2007				2006
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
Average Total Deposits (1)	$73,022	$72,706	$67,193	$63,740	$61,971	$56,507	$56,105	$55,905	$54,739

DEPOSIT ACCOUNT METRICS (1)(2)
Personal Deposits:
Noninterest Bearing Checking
Average total balance	$3,459	$3,409	$3,302	$3,385	$3,321	$2,950	$3,017	$3,173	$3,203
Number of accounts (3)	1,884	1,804	1,816	1,796	1,782	1,685	1,706	1,701	1,709

Interest Bearing Checking
Average total balance	$9,498	$9,315	$8,903	$8,998	$8,855	$8,109	$8,046	$8,187	$8,013
Number of accounts (3)	1,221	1,149	1,165	1,175	1,183	1,127	1,101	1,054	999

Money Market Savings
Average total balance	$19,495	$18,629	$16,901	$15,817	$15,054	$13,882	$13,740	$13,762	$13,572
Number of accounts (3)	1,587	1,455	1,357	1,228	1,090	972	937	878	824

Regular savings
Average total balance	$2,590	$2,633	$2,157	$2,027	$2,040	$1,556	$1,659	$1,792	$1,830
Number of accounts (3)	504	492	517	551	575	534	556	583	607

Business Deposits:
Average total balance	$9,537	$9,917	$9,439	$9,116	$8,933	$8,456	$8,309	$8,156	$8,020
Number of accounts (3)	470	450	447	441	434	405	402	396	390

Time Deposits:
Average total balance	$28,285	$28,626	$26,311	$24,207	$23,601	$21,438	$21,228	$20,736	$20,018
Number of accounts (3)	1,233	1,092	1,153	1,150	1,137	1,055	1,059	1,042	1,017

CONSUMER LOAN PRODUCTION METRICS (# of loans) (2)(4)
Installment loan originations:
Home equity (5)(6)	1,988	3,179	5,617	6,946	5,716	6,179	7,715	6,878	8,347
Other(7)	5,839	6,557	8,496	8,363	6,021	6,077	6,341	6,010	3,589
Home equity(6) and other lines of credit	28,715	30,920	21,123	22,074	17,123	17,735	18,357	20,030	14,931

Total Consumer Loan Originations	36,542	40,656	35,236	37,383	28,860	29,991	32,413	32,918	26,867

BANK BRANCHES
Traditional	1,412	1,415	1,409	1,324	1,320	1,268	1,218	1,210	1,195
In-store	29	31	33	33	37	35	35	35	35

Total Bank Branches	1,441	1,446	1,442	1,357	1,357	1,303	1,253	1,245	1,230

ATMs	2,226	2,223	2,225	2,101	2,098	2,013	1,960	1,968	1,949

Online Banking Customers	2,089,516	2,207,194	2,053,894	1,872,661	1,760,334	1,680,939	1,572,084	1,462,992	1,359,249

SELECTED LOAN METRICS
Student loans (other consumer) (8)
End of period balances	$833	$584	$490	$233	$915	$702	$646	$314	$1,167
Average balances	779	522	359	873	901	617	463	1,075	1,118
Principal balance of loans sold	20	66	80	785	83	167	161	1,013	112
Gain on loan sales	—	1	1	15	1	1	1	16	—

National City Card Services (NCCS)
Average balances:
Credit cards	$1,706	$1,561	$1,361	$1,172	$1,463	$1,080	$897	$845	$1,289
Securitized credit cards (9)	1,450	1,450	1,450	1,450	1,082	1,362	1,450	1,450	1,035

Total Average Managed NCCS Credit Cards	$3,156	$3,011	$2,811	$2,622	$2,545	$2,442	$2,347	$2,295	$2,324

(1)	Restated to reflect the reassignment of certain deposits with the Commercial Banking — Regional line of business.

(2)	Excludes Education Finance and National City Card Services. Additionally, home equity loans generated by the former National Home Equity business are excluded from these metrics.

(3)	Represents period-end number of accounts in thousands.

(4)	Includes amounts associated with the Harbor and Fidelity acquisitions beginning second quarter 2007. Additionally, includes amounts associated with the MAF acquisition beginning first quarter 2008.

(5)	Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(6)	See additional home equity portfolio statistics on page 30.

(7)	Represents other secured installment loans.

(8)	Includes loans held in portfolio and loans held for sale.

(9)	Securitized credit cards are managed by the Retail Banking business unit. See page 10 for further information on these securitized balances.

Unaudited
National City Corporation
ASSET MANAGEMENT PERFORMANCE MEASURES
($ in millions)

	2008	2007				2006
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
ASSETS UNDER ADMINISTRATION
Managed assets:
Value at beginning of period	$64,511	$65,587	$64,560	$62,186	$61,369	$60,468	$59,217	$62,669	$65,010
Acquisitions	—	—	—	—	99	—	—	—	—
Estimated change due to market impact	(2,572)	(641)	1,425	2,293	915	1,377	2,140	(693)	1,984
Other activity, net	912	(435)	(398)	81	(197)	(476)	(889)	(2,759)	(4,325)

Value at end of period	62,851	64,511	65,587	64,560	62,186	61,369	60,468	59,217	62,669

Non-managed assets:
Value at beginning of period	50,283	51,277	52,886	51,729	50,823	50,910	48,261	48,018	42,750
Acquisitions	—	—	—	—	19	—	—	—	—
Estimated change due to market impact	(2,603)	(619)	281	1,563	990	1,762	1,722	96	1,226
Other activity, net	1,596	(375)	(1,890)	(406)	(103)	(1,849)	927	147	4,042

Value at end of period	49,276	50,283	51,277	52,886	51,729	50,823	50,910	48,261	48,018

Total assets at end of period	$112,127	$114,794	$116,864	$117,446	$113,915	$112,192	$111,378	$107,478	$110,687

Proprietary mutual fund assets (included above)	$13,960	$13,354	$13,492	$13,339	$13,247	$12,672	$11,946	$11,848	$12,198

Assets under administration represented by:
Type of investment:
Money market and other	$36,661	$31,167	$31,364	$31,774	$30,769	$30,197	$27,640	$27,579	$22,500
Equity	52,500	57,920	60,649	60,843	59,066	57,058	54,545	55,723	59,684
Fixed income	22,966	25,707	24,851	24,829	24,080	24,937	29,193	24,176	28,503

Total	$112,127	$114,794	$116,864	$117,446	$113,915	$112,192	$111,378	$107,478	$110,687

Type of business:
Investment management and personal trust	$58,460	$60,694	$61,480	$60,942	$58,957	$59,307	$56,582	$54,999	$57,207
Corporate trust	19,299	17,986	17,562	18,051	17,319	15,469	16,909	18,196	14,826
Retirement plan services	15,956	16,526	17,270	17,546	17,123	17,146	17,430	14,698	18,540
Charitable and endowment	7,593	7,976	8,280	8,680	8,692	8,825	8,659	8,513	8,758
Other	10,819	11,612	12,272	12,227	11,824	11,445	11,798	11,072	11,356

Total	$112,127	$114,794	$116,864	$117,446	$113,915	$112,192	$111,378	$107,478	$110,687

Percentage of assets under administration represented by:

Type of investment:
Money market and other	33%	27%	27%	27%	27%	27%	25%	26%	20%
Equity	47%	51%	52%	52%	52%	51%	49%	52%	54%
Fixed income	20%	22%	21%	21%	21%	22%	26%	22%	26%

Type of business:
Investment management and personal trust	52%	53%	53%	52%	52%	53%	51%	51%	52%
Corporate trust	17%	16%	15%	15%	15%	14%	15%	17%	13%
Retirement plan services	14%	14%	15%	15%	15%	15%	16%	14%	17%
Charitable and endowment	7%	7%	7%	7%	8%	8%	8%	8%	8%
Other	10%	10%	10%	11%	10%	10%	10%	10%	10%

Unaudited
National City Corporation
LOAN SALE AND SERVICING REVENUE
($ in millions)

	2008	2007				2006
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
LOAN SALE REVENUE BY LOAN TYPE(1)

Commercial real estate	$16	$9	$10	$10	$16	$10	$14	$26	$14
Commercial	2	3	(2)	—	—	(1)	1	26	—
Residential real estate:
National City Mortgage (NCM)	74	(136)	(71)	77	53	81	101	84	59
First Franklin(2)	—	—	—	—	(23)	(34)	62	113	60
Home equity installment	(7)	(12)	(7)	17	17	38	16	10	—

Total residential real estate	67	(148)	(78)	94	47	85	179	207	119
Other consumer loans:
Home equity lines of credit	(3)	(17)	(8)	(12)	4	23	17	5	4
Automobile	—	—	—	—	—	—	—	1	3
Credit card	7	3	3	3	7	4	3	4	4
Student	—	1	1	15	1	1	1	16	—

Total Loan Sale Revenue	$89	$(149)	$(74)	$110	$75	$122	$215	$285	$144

SERVICING REVENUE BY LOAN TYPE

Commercial real estate	$3	$2	$3	$3	$4	$2	$3	$3	$2
Residential real estate:
National City Mortgage	(26)	69	114	49	(6)	(19)	56	(88)	(86)
National City Home Loan Services (First Franklin portfolio)(2)	—	—	—	—	—	23	12	16	13

Total residential real estate	(26)	69	114	49	(6)	4	68	(72)	(73)
Other consumer loans	39	44	42	44	34	46	33	48	27

Total Loan Servicing Revenue, net	$16	$115	$159	$96	$32	$52	$104	$(21)	$(44)

RESIDENTIAL REAL ESTATE SERVICING REVENUE COMPONENTS:
Net servicing fees	$143	$143	$134	$128	$129	$166	$158	$153	$148
Servicing asset valuation changes due to time decay and payoffs	(110)	(85)	(84)	(89)	(86)	(102)	(99)	(110)	(93)
Other servicing asset valuation changes(3)	(216)	(111)	(89)	315	(55)	(30)	(318)	209	193
Gains (losses) on derivatives and securities used to hedge servicing assets	157	122	153	(305)	6	(30)	327	(268)	(321)
Implementation of new prepayment model	—	—	—	—	—	—	—	(56)	—

Total residential real estate servicing revenue, net	$(26)	$69	$114	$49	$(6)	$4	$68	$(72)	$(73)

(1)	Excludes gains/losses related to loans held in trading accounts and distressed sales of commercial loans.

(2)	First Franklin and National City Home Loan Services were sold in December 2006.

(3)	Valuation changes are primarily driven by market changes in mortgage interest rates, but also includes changes in other inputs and assumptions used to value MSRs.

Unaudited
National City Corporation
NCM LOAN SALE DATA
($ in millions)

	2008	2007				2006
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

NCM ORIGINATION AND SALE DATA

PRODUCTION DATA:

Applications (related to loans to be held in portfolio and sold)	$14,702	$14,271	$21,185	$24,718	$22,366	$19,051	$17,694	$18,504	$18,302

Originations:
Retail	$6,821	$5,090	$6,245	$7,755	$6,680	$6,740	$6,860	$7,490	$6,195
Wholesale	572	3,489	5,639	6,483	5,153	4,637	3,573	3,939	3,683
Less: loan originations for portfolio and other units	(436)	(425)	(880)	(1,248)	(1,085)	(1,217)	(1,166)	(1,239)	(1,137)

Total originations for sale	$6,957	$8,154	$11,004	$12,990	$10,748	$10,160	$9,267	$10,190	$8,741

Percentage of originations represented by:
Refinances	66%	51%	45%	50%	58%	57%	49%	45%	53%
Government loans	17%	13%	8%	6%	5%	6%	7%	8%	7%
Adjustable-rate loans	13%	11%	19%	21%	26%	30%	36%	36%	35%

Geographic mix of originations (based on $ volume of loans originated for sale):
Current top five states and their percentage to total originations:
Illinois	13%	9%	8%	7%	7%	7%	8%	7%	6%
Virginia	11%	7%	7%	7%	9%	8%	9%	10%	9%
Maryland	9%	7%	7%	7%	8%	9%	8%	8%	8%
California	7%	13%	15%	16%	17%	16%	16%	17%	19%
Ohio	7%	—	—	—	—	—	—	—	—
Texas	—	6%	5%	5%	5%	5%	—	—	—
Florida	—	—	—	—	—	—	5%	5%	5%

LOAN SALES:
Loans sold servicing retained	$6,865	$11,740	$9,583	$9,727	$8,601	$7,011	$7,410	$7,584	$8,236
Loans sold servicing released	153	234	455	770	669	1,153	1,010	738	527

Total Loan Sales	$7,018	$11,974	$10,038	$10,497	$9,270	$8,164	$8,420	$8,322	$8,763

LOAN SALE REVENUE COMPONENTS:
Fair value changes/gain on sales(1)	$110	$(124)	$(23)	$48	$70	$75	$94	$89	$81
Estimated effect of delayed delivery(2)	(15)	(6)	(7)	(4)	(6)	(6)	(8)	(12)	(16)
Hedge results(3)	(27)	4	(83)	3	(14)	(5)	14	3	(13)
Disallowed valuation adjustments(4)	—	(15)	37	25	(1)	9	(3)	(2)	(1)
Other (5)	6	5	5	5	4	8	4	6	8

Total Loan Sale Revenue	$74	$(136)	$(71)	$77	$53	$81	$101	$84	$59

Gain (loss)on sale percentage (equals gain on sale/$ volume of loans sold for period)	1.57%	(1.05)%	(.23)%	.46%	.75%	.92%	1.11%	1.07%	.93%

(1)	Effective 1/1/2008, National City adopted fair value accounting for held for sale residential real estate. Represents fee income, sales gains/losses, and servicing value of loans originated and sold, net of direct origination costs for periods prior to the adoption of fair value accounting.

(2)	Represents the estimated effect on revenue of delayed delivery of loans to the secondary market (i.e., roll charges), which is offset for the most part by a related increase in interest income due to the loans being held for a longer period of time.

(3)	Represents the results of hedging pipeline, warehouse loans, and anticipated mortgage servicing rights (MSR) for the period beginning with lock commitment and ending with sale settlement.

(4)	Represents timing differences for disallowed warehouse loan valuation changes related to failed SFAS 133 effectiveness test and anticipated MSR valuation changes related to interest rate lock commitments not recorded pursuant to SAB 105.

(5)	Represents recoveries of prior write-downs on repurchased loans and GNMA early buyout program revenue.

Unaudited
National City Corporation
NCM LOAN SERVICING DATA
($ in millions)

	2008		2007								2006
	1st Qtr		4th Qtr		3rd Qtr		2nd Qtr		1st Qtr		4th Qtr		3rd Qtr		2nd Qtr		1st Qtr

NCM MORTGAGE SERVICING RIGHTS (MSRs)

Fair value at beginning of period	$2,526		$2,503		$2,468		$2,090		$2,094		$2,099		$2,394		$2,235		$2,008
Cumulative effect adjustment	—		—		—		—		—		—		—		—		26
Acquisitions	—		(1)		37		—		7		5		—		—		—
Additions	112		220		171		152		130		100		96		108		90
Time decay(1) & payoffs(2)	(110)		(85)		(84)		(89)		(86)		(88)		(89)		(102)		(87)
Changes in model valuation inputs or assumptions(3)	(216)		(111)		(89)		315		(55)		(22)		(302)		209		198
Implementation of new prepayment model	—		—		—		—		—		—		—		(56)		—

Fair Value at End of Period	$2,312		$2,526		$2,503		$2,468		$2,090		$2,094		$2,099		$2,394		$2,235

Ratio of fair value of MSRs to total mortgage loans serviced for third parties	1.30%		1.41%		1.44%		1.47%		1.27%		1.29%		1.29%		1.49%		1.39%

Servicing asset capitalization rate	1.63%		1.87%		1.78%		1.56%		1.51%		1.43%		1.30%		1.42%		1.09%

Servicing prepayment rate (annualized)	16%		10%		11%		14%		13%		14%		13%		15%		14%

NCM SERVICING DATA

Rollforward of servicing portfolio (UPB):
Beginning balance	$179,437		$173,682		$167,357		$164,733		$162,264		$162,202		$161,096		$160,983		$159,580
Acquisitions	—		—		3,084		—		415		394		—		—		—
Additions	6,865		11,740		9,583		9,727		8,601		7,011		7,410		7,584		8,236
Payments	(7,009)		(4,431)		(4,524)		(5,928)		(5,346)		(5,672)		(5,346)		(6,197)		(5,764)
Other reductions(4)	(1,436)		(1,554)		(1,818)		(1,175)		(1,201)		(1,671)		(958)		(1,274)		(1,069)

Ending balance	$177,857		$179,437		$173,682		$167,357		$164,733		$162,264		$162,202		$161,096		$160,983

Servicing portfolio composition (UPB):
Conventional	$113,924		$114,326		$108,126		$101,853		$99,895		$98,396		$94,644		$98,058		$97,689
Government	19,271		19,332		19,033		19,151		19,543		19,973		20,497		20,901		21,070
Jumbo and other	44,662		45,779		46,523		46,353		45,295		43,895		47,061		42,137		42,224

Total mortgage loans serviced for third parties	$177,857		$179,437		$173,682		$167,357		$164,733		$162,264		$162,202		$161,096		$160,983

Servicing portfolio metrics:

Number of loans	1,097,184		1,106,018		1,078,996		1,050,749		1,044,233		1,034,009		1,034,008		1,037,118		1,044,182
Average loan size	$162,103		$162,237		$160,966		$159,274		$157,755		$156,927		$156,867		$155,330		$154,171
Weighted-average note rate	6.04%		6.05%		6.00%		5.96%		5.93%		5.91%		5.87%		5.83%		5.80%
Weighted-average servicing fee	30	bps	30	bps	29	bps	29	bps	29	bps	29	bps	29	bps	29	bps	29	bps
Weighted-average age in months	37		35		34		33		32		31		29		27		26
Default rate(5)	4.30%		4.44%		4.03%		3.25%		2.76%		3.57%		3.19%		2.79%		2.34%

(1)	Represents decrease in MSR value due to the passage of time, including the impact from both regularly scheduled loan principal payments and partial loan paydowns.

(2)	Represents decrease in MSR value associated with loans that paid off during the period.

(3)	Represents MSR value change primarily resulting from market-driven changes in mortgage interest rates, but also includes changes in other inputs and assumptions.

(4)	Primarily represents foreclosure liquidations, GNMA early buyout sales, bulk servicing sales and loan repurchases.

(5)	Mortgage loans greater than 30 days past due.

Unaudited
National City Corporation
LIQUIDATING LOAN PORTFOLIO STATISTICS
($ in millions)

	2008	2007				2006
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

FIRST FRANKLIN
PORTFOLIO STATISTICS(1)
Period-end portfolio balance	$5,345	$6,012	$6,648	$7,419	$8,217	$7,480	$8,302	$16,583	$18,254
Average portfolio balance	5,607	6,238	6,921	7,709	7,490	7,943	13,585	17,530	18,629
Weighted-average note rate	8.35%	8.24%	8.18%	8.00%	7.91%	7.98%	7.83%	7.48%	7.34%
Weighted-average loan size	$93,732	$93,812	$93,460	$92,321	$94,261	$92,690	$95,025	$102,939	$106,513
Weighted-average credit score(2)(3)	609	625	624	624	628	629	635	645	647
First-lien weighted-average loan-to-value ratio(4)	78.12%	78.18%	78.21%	77.17%	77.38%	77.70%	77.92%	77.31%	77.48%

Net Charge-offs	$140	$39	$23	$25	$53	$17	$40	$16	$19

Annualized net charge-offs as a percentage of average portfolio loans	10.08%	2.42%	1.33%	1.31%	2.89%	.84%	1.15%	.37%	.41%

Nonperforming assets:
Nonperforming loans	$266	$119	$86	$75	$67	$65	$61	$59	$61
Other real estate owned	261	242	179	157	136	116	95	77	64

Total	$527	$361	$265	$232	$203	$181	$156	$136	$125

Nonperforming assets to total First Franklin portfolio loans and other real estate owned	9.41%	5.78%	3.89%	3.06%	2.42%	2.38%	1.85%	.82%	.68%

Loans 90+ days past due	$682	$808	$734	$619	$642	$566	$500	$405	$364

Portfolio delinquency rate	31.85%	28.92%	24.49%	21.37%	20.89%	20.92%	16.84%	9.84%	7.40%

CREDIT RISK PROTECTION
Balance of mortgages included under credit risk transfer agreement (5)	$1,238	$1,402	$1,556	$1,749	$2,084	$2,376	$2,931	$3,304	$3,736
First liens with lender paid mortgage insurance (6)	1,225	1,374	1,532	1,676	1,782	1,868	2,029	2,135	2,207
Second liens with lender paid mortgage insurance (6)	1,228	1,462	1,647	1,876	1,983	2,148	2,445	3,563	3,632

(1)	Represents the retained in portfolio nonprime residential real estate loans originated by the former First Franklin business unit. As First Franklin was sold in December 2006, this portfolio is liquidating.

(2)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(3)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(4)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

(5)	The Corporation has a credit risk transfer agreement on certain nonprime (First Franklin) mortgage loans. In the event that cumulative net credit losses on these loans exceed a defined threshold, the counterparty to this arrangement would bear the risk of additional losses, up to a defined level. The disclosed amount represents the remaining balance of portfolio loans associated with the credit risk transfer agreement.

(6)	Represents the principal balance of first lien and second lien loans with lender paid mortgage insurance (LPMI) that reduces the Corporation’s potential lifetime losses on those loans.
FIRST FRANKLIN LOANS ROLLFORWARD

				Transfer
	Balance as of	Principal	Net	to		Balance as of
	12/31/2007	Payments	Charge-offs	OREO	Other	3/31/2008
First Liens:
Credit risk transfer agreement	$1,402	$(111)	$(14)	$(39)	—	$1,238
Lender paid mortgage insurance	1,374	(114)	(1)	(34)	—	1,225
Uninsured	1,717	(59)	(14)	(47)	—	1,597
Held for sale	—	—	—	—	—	—

Total first liens	4,493	(284)	(29)	(120)	—	4,060

Second Liens:
Lender paid mortgage insurance	1,462	(107)	(107)	—	$(20)	1,228
Uninsured	57	(16)	(4)	—	20	57
Held for sale	—	—	—	—	—	—

Total second liens	1,519	(123)	(111)	—	—	1,285

Total First Franklin loans	$6,012	$(407)	$(140)	$(120)	—	$5,345

Unaudited
National City Corporation
LIQUIDATING LOAN PORTFOLIO STATISTICS (continued)
($ in millions)

	2008	2007				2006
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Home Equity Lines of Credit(HELOC) Portfolio(1):
Period-end portfolio balance	$7,247	$7,475	$7,187	$5,025	$5,424	$5,928	$6,671	$7,933	$8,906
Weighted-average note rate	6.65%	7.89%	8.50%	8.63%	8.60%	8.62%	8.62%	8.36%	7.88%
Weighted-average credit score(2) (3)	721	725	728	730	729	731	731	732	731
Weighted-average cumulative loan-to-value ratio(4)	83.69%	83.70%	78.23%	78.09%	79.59%	79.54%	79.71%	79.69%	79.97%
Utilization rate	61%	59%	50%	46%	48%	49%	50%	51%	52%
Net charge-offs	$64	$27	$21	$7	$10	$12	$9	$4	$9
Loans 90 days past due	75	62	29	13	21	19	12	10	8

Home Equity loans(HELOAN) Portfolio(1)(5):
Period-end portfolio balance	$3,538	$3,732	$3,486	$1,258	$1,331	$1,412	$1,461	$1,577	$1,690
Weighted-average note rate	8.12%	8.12%	8.11%	7.32%	7.29%	7.28%	7.22%	7.24%	7.24%
Weighted-average credit score(2) (3)	717	725	729	738	737	738	737	736	735
Weighted-average cumulative loan-to-value ratio(4)	89.82%	89.74%	89.19%	89.24%	89.35%	89.38%	89.43%	89.46%	89.46%
Net charge-offs	$59	$25	$7	$2	$1	$1	$1	$1	$1
Loans 90 days past due	56	40	15	2	1	1	1	—	—

(1)	Represents loans originated by the former National Home Equity business unit. These portfolios are liquidating.

(2)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(3)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(4)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

(5)	Represents installment loans collateralized by real estate whereby National City has a first or second lien position. HELOANs are included in the real estate residential portfolio on the consolidated balance sheet.

Unaudited
National City Corporation
HOME EQUITY PORTFOLIO DATA
($ in millions)

	2008	2007				2006
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

HOME EQUITY LINES OF CREDIT (HELOC) PORTFOLIO
Period-end balances by line of business:
Commercial Banking — Regional	$21	$19	$17	$14	$14	$4	$2	$2	$2
Commercial Banking — National	1	—	—	—	—	—	—	—	—
Retail Banking	10,110	9,912	9,660	8,288	8,233	8,000	7,938	8,021	8,029
Asset Management	680	653	637	623	626	639	650	632	620
Parent and Other	—	—	—	—	—	—	—	—	—

Total period-end balances HELOCs(2)	$10,812	$10,584	$10,314	$8,925	$8,873	$8,643	$8,590	$8,655	$8,651

Statistics by line of business for significant portfolios:
Retail Banking
Weighted-average note rate	6.02%	7.39%	8.07%	8.02%	8.04%	8.07%	8.09%	7.80%	7.38%
Weighted-average credit score(3)(4)	734	735	736	736	735	736	737	737	735
Weighted-average cumulative loan-to-value ratio(5)	75.19%	74.83%	73.73%	73.93%	72.05%	71.92%	72.45%	71.57%	71.46%
Utilization rate	51%	50%	48%	47%	41%	47%	47%	47%	48%
Net charge-offs	$31	$9	$5	$6	$7	$7	$5	$4	$9
Loans 90 days past due	34	29	19	13	13	14	10	9	11
Insured balances(6)	468	588	462	332	257	109	43	—	—

HOME EQUITY LOANS (HELOAN) PORTFOLIO(1)
Period-end balances by line of business:
Commercial Banking — Regional	$2	$2	$3	$2	$3	$3	$3	$3	$3
Retail Banking	4,851	5,017	5,097	4,984	4,888	4,890	4,692	4,596	4,513
Asset Management	119	127	123	122	120	123	123	123	120
Parent and Other	3	4	3	4	5	5	6	6	6

Total period-end balances HELOANs(2)	$4,975	$5,150	$5,226	$5,112	$5,016	$5,021	$4,824	$4,728	$4,642

Statistics by line of business for significant portfolios:
Retail Banking
Weighted-average note rate	6.98%	6.97%	6.95%	6.88%	6.82%	6.78%	6.72%	6.65%	6.59%
Weighted-average credit score(3)(4)	733	735	730	730	730	730	731	730	728
Weighted-average cumulative loan-to-value ratio(5)	72.43%	72.24%	71.52%	71.16%	70.74%	70.48%	70.20%	70.01%	69.84%
Net charge-offs	$10	$5	$4	—	$4	$4	$3	$2	$7
Loans 90 days past due	15	12	9	$8	4	5	4	4	5
Insured balances(6)	361	346	319	236	180	114	50	—	—

(1)	Represents installment loans collateralized by real estate whereby National City has a first or second lien position. HELOANs are included in the real estate residential portfolio on the consolidated balance sheet.

(2)	Excludes balances from First Franklin, former National Home Equity business unit, and any remaining loans originated by the former Altegra unit. These portfolio balances and statistics are included in the Liquidating Loan Portfolio Statistics section on pages 28 and 29.

(3)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(4)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(5)	Based upon period-end first-lien and second-lien mortgage loan balances divided by the obtained value of the underlying mortgaged property at the time of origination.

(6)	Represents the principal balance of loans with lender paid mortgage insurance (LPMI) that reduces the Corporation’s potential lifetime losses on those loans.

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2008	2007				2006
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Retail Banking

Net interest income (TE)	$631,130	$623,899	$574,353	$548,623	$539,236	$509,861	$509,424	$490,179	$482,863
Provision for loan losses	219,345	97,782	69,674	57,588	64,060	82,633	46,530	24,789	28,613

Net interest income after provision	411,785	526,117	504,679	491,035	475,176	427,228	462,894	465,390	454,250
Noninterest income	290,360	331,999	288,479	300,677	267,453	270,505	273,795	275,563	240,036
Noninterest expense	535,520	565,103	507,991	474,383	462,223	485,825	423,833	403,880	411,532

Income before taxes	166,625	293,013	285,167	317,329	280,406	211,908	312,856	337,073	282,754
Income tax expense and TE adjustment	69,083	117,703	112,931	124,159	110,202	82,543	120,535	129,657	109,037

Net income	$97,542	$175,310	$172,236	$193,170	$170,204	$129,365	$192,321	$207,416	$173,717

Unusual items (pretax)
LPMI reinsurance expense	$(2,791)	$(15,547)	$(15,077)	$(15,159)	$(2,643)	$(65,354)	$(8,043)	$104	$(5,707)
Securities gains (losses), net	396	—	(40)	—	—	—	—	—	(312)
Gain on sale of Illinios Quad Cities branches	—	16,493	—	—	—	—	—	—	—

Total	$(2,395)	$946	$(15,117)	$(15,159)	$(2,643)	$(65,354)	$(8,043)	$104	$(6,019)

Unusual items (after tax)
LPMI reinsurance expense	$(1,814)	$(10,105)	$(9,800)	$(9,853)	$(1,718)	$(42,480)	$(5,228)	$68	$(3,710)
Securities gains (losses), net	257	—	(26)	—	—	—	—	—	(203)
Gain on sale of Illinios Quad Cities branches	—	10,720	—	—	—	—	—	—	—

Total	$(1,557)	$615	$(9,826)	$(9,853)	$(1,718)	$(42,480)	$(5,228)	$68	$(3,913)

Average assets	$32,697	$32,388	$29,329	$28,141	$27,830	$24,969	$24,513	$25,043	$24,812
Average equity	5,092	4,931	4,130	3,729	3,603	2,684	2,637	2,601	2,515
Average core deposits	72,442	71,970	66,472	63,003	61,231	55,883	55,477	55,311	54,222
Average total deposits	73,022	72,706	67,193	63,740	61,971	56,507	56,105	55,905	54,739
Return on average assets	1.20%	2.15%	2.33%	2.75%	2.48%	2.06%	3.11%	3.32%	2.84%
Return on average equity	7.70	14.11	16.55	20.78	19.16	19.12	28.93	31.99	28.01
Efficiency ratio	58.11	59.12	58.87	55.86	57.30	62.26	54.11	52.74	56.93

Commercial Banking — Regional

Net interest income (TE)	$255,011	$278,065	$275,729	$276,104	$283,575	$278,845	$272,351	$267,229	$263,416
Provision for loan losses	126,627	46,506	34,249	37,938	15,293	20,687	16,098	19,551	11,975

Net interest income after provision	128,384	231,559	241,480	238,166	268,282	258,158	256,253	247,678	251,441
Noninterest income	60,157	59,299	58,365	59,785	56,286	53,889	58,134	56,264	54,157
Noninterest expense	140,028	157,880	130,072	136,750	116,646	127,235	131,277	133,016	121,670

Income before taxes	48,513	132,978	169,773	161,201	207,922	184,812	183,110	170,926	183,928
Income tax expense and TE adjustment	19,005	51,034	64,868	61,590	79,250	70,573	69,953	65,371	70,309

Net income	$29,508	$81,944	$104,905	$99,611	$128,672	$114,239	$113,157	$105,555	$113,619

Average assets	$39,352	$38,211	$36,334	$35,685	$35,092	$33,377	$33,280	$32,759	$31,712
Average equity	3,930	3,743	3,572	3,458	3,464	2,910	2,799	2,743	2,676
Average core deposits	7,056	7,501	7,476	7,376	7,822	6,964	6,917	6,914	7,130
Average total deposits	14,967	16,413	16,294	15,934	16,240	15,253	13,667	13,038	13,221
Return on average assets	.30%	.85%	1.15%	1.12%	1.49%	1.36%	1.35%	1.29%	1.45%
Return on average equity	3.02	8.69	11.65	11.55	15.06	15.57	16.04	15.43	17.22
Efficiency ratio	44.43	46.80	38.93	40.71	34.32	38.24	39.72	41.12	38.31

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2008	2007				2006
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Commercial Banking — National

Net interest income (TE)	$122,664	$120,522	$118,440	$115,672	$120,104	$113,291	$113,437	$113,446	$115,874
Provision (benefit) for loan losses	18,374	45,294	47,648	(1,803)	(31,728)	15,491	(12,137)	14,945	(14,846)

Net interest income after provision	104,290	75,228	70,792	117,475	151,832	97,800	125,574	98,501	130,720
Noninterest income	105,356	147,510	97,970	114,548	112,211	145,179	109,405	155,018	115,203
Noninterest expense	111,690	115,023	98,231	106,972	108,840	121,570	92,253	97,052	95,291

Income before taxes	97,956	107,715	70,531	125,051	155,203	121,409	142,726	156,467	150,632
Income tax expense and TE adjustment	36,625	39,484	25,618	46,668	58,399	44,264	42,112	57,400	54,950

Net income	$61,331	$68,231	$44,913	$78,383	$96,804	$77,145	$100,614	$99,067	$95,682

Average assets	$19,699	$18,856	$17,985	$17,094	$16,590	$16,141	$15,755	$15,403	$14,756
Average equity	1,704	1,541	1,497	1,431	1,397	1,373	1,322	1,283	1,192
Average core deposits	1,610	1,630	1,569	1,477	1,433	1,284	1,331	1,317	1,302
Average total deposits	2,573	2,860	2,989	2,926	2,999	2,035	1,955	1,941	1,882
Return on average assets	1.25%	1.44%	.99%	1.84%	2.37%	1.90%	2.53%	2.58%	2.63%
Return on average equity	14.47	17.57	11.91	21.97	28.11	22.29	30.20	30.96	32.56
Efficiency ratio	48.98	42.91	45.39	46.47	46.85	47.04	41.40	36.15	41.24
Unusual items (pretax) Principal investment gains	$14,672	$41,434	$24,103	$19,865	$10,122	$27,903	$30,270	$30,430	$33,825
Gain on sale of commercial leases	—	—	—	—	—	—	1,606	25,659	—
Securities gains (losses), net	—	10	746	(1)	22	9	—	—	—

Total	$14,672	$41,444	$24,849	$19,864	$10,144	$27,912	$31,876	$56,089	$33,825

Unusual items (after tax)
Principal investment gains	$9,537	$26,932	$15,667	$12,912	$6,579	$18,137	$19,676	$19,780	$21,986
Gain on sale of commercial leases	—	—	—	—	—	—	1,044	16,678	—
Tax accrual adjustments	—	—	—	—	—	—	9,800	—	—
Securities gains (losses), net	—	7	485	(1)	14	6	—	—	—

Total	$9,537	$26,939	$16,152	$12,911	$6,593	$18,143	$30,520	$36,458	$21,986

Mortgage Banking
Net interest income (TE)	$87,264	$83,470	$87,259	$94,003	$81,022	$64,869	$59,411	$64,270	$63,072
Provision for loan losses	399,079	129,396	76,610	11,509	6,247	7,973	13,901	(2,879)	6,148

Net interest (expense) income after provision	(311,815)	(45,926)	10,649	82,494	74,775	56,896	45,510	67,149	56,924
Noninterest income	53,784	(57,360)	57,162	155,960	66,323	78,450	179,215	24,167	(2,348)
Noninterest expense	217,308	374,803	267,608	200,440	182,634	168,890	169,487	173,195	170,246

(Loss) income before taxes	(475,339)	(478,089)	(199,797)	38,014	(41,536)	(33,544)	55,238	(81,879)	(115,670)
Income tax (benefit) expense and TE adjustment	(179,693)	(131,542)	(75,537)	14,356	(15,715)	(12,693)	20,867	(30,964)	(43,736)

Net (loss) income	$(295,646)	$(346,547)	$(124,260)	$23,658	$(25,821)	$(20,851)	$34,371	$(50,915)	$(71,934)

Average assets	$19,543	$22,316	$21,239	$18,743	$16,796	$13,334	$12,800	$12,524	$12,019
Average equity	1,422	1,240	737	737	794	534	613	574	677
Average core deposits	3,461	3,107	3,286	3,416	3,050	3,215	3,499	3,452	3,128
Average total deposits	3,833	3,118	3,304	3,442	3,078	3,233	3,523	3,477	3,150
Return on average assets	(6.08)%	(6.16)%	(2.32)%	.51%	(.62)%	(.62)%	1.07%	(1.63)%	(2.43)%
Return on average equity	(83.63)	(110.88)	(66.93)	12.88	(13.19)	(15.49)	22.26	(35.58)	(43.06)
Efficiency ratio	154.07	1,435.46	185.30	80.19	123.95	117.84	71.03	195.84	280.36
Unusual items (pretax)
Changes in MSR model and assumptions	—	—	—	—	—	—	—	$(55,983)	—
Goodwill impairment charges	—	$(180,716)	—	—	—	—	—	—	—
Asset impairment	—	—	$(43,640)	—	—	—	—	—	—
Settlement of litigation	—	—	(25,000)	—	—	—	—	—	—
Severance and related charges	$(7,183)	(17,454)	(10,061)	—	—	—	—	—	—

Total	$(7,183)	$(198,170)	$(78,701)	—	—	—	—	$(55,983)	—

Unusual items (after tax)
Changes in MSR model and assumptions	—	—	—	—	—	—	—	$(36,389)	—
Goodwill impairment charges	—	$(161,589)	—	—	—	—	—	—	—
Asset impairment	—	—	$(28,366)	—	—	—	—	—	—
Settlement of litigation	—	—	(16,250)	—	—	—	—	—	—
Severance and related charges	$(4,669)	(11,345)	(6,540)	—	—	—	—	—	—

Total	$(4,669)	$(172,934)	$(51,156)	—	—	—	—	$(36,389)	—

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2008	2007				2006
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Asset Management

Net interest income (TE)	$32,922	$35,105	$34,075	$34,538	$34,838	$33,610	$32,533	$31,848	$31,361
Provision (benefit) for loan losses	7,473	2,352	7,544	1,741	551	4,932	1,526	(3,767)	703

Net interest income after provision	25,449	32,753	26,531	32,797	34,287	28,678	31,007	35,615	30,658
Noninterest income	96,051	97,824	92,704	100,711	89,107	87,866	87,121	92,764	85,330
Noninterest expense	90,485	92,284	85,770	86,488	80,214	80,013	81,607	79,340	80,108

Income before taxes	31,015	38,293	33,465	47,020	43,180	36,531	36,521	49,039	35,880
Income tax expense and TE adjustment	11,724	14,475	12,650	17,774	16,322	13,808	13,805	18,537	13,563

Net income	$19,291	$23,818	$20,815	$29,246	$26,858	$22,723	$22,716	$30,502	$22,317

Average assets	$4,508	$4,374	$4,304	$4,220	$4,112	$3,998	$3,877	$3,762	$3,675
Average equity	455	450	426	434	438	413	393	390	391
Average core deposits	3,007	3,021	2,747	2,683	2,565	2,101	1,965	2,001	1,947
Average total deposits	3,314	3,318	3,019	2,933	2,792	2,307	2,160	2,192	2,085
Return on average assets	1.72%	2.16%	1.92%	2.78%	2.65%	2.25%	2.32%	3.25%	2.46%
Return on average equity	17.06	21.01	19.39	27.03	24.86	21.83	22.92	31.40	23.15
Efficiency ratio	70.16	69.42	67.65	63.95	64.72	65.87	68.20	63.67	68.65
Parent and Other

Net interest (expense) income (TE)	$(59,754)	$(32,598)	$12,047	$27,146	$59,507	$132,544	$162,201	$200,591	$227,194
Provision (benefit) for loan losses	622,546	369,302	133,038	37,567	67,545	193,006	3,680	9,336	(680)

Net interest (expense) income after provision	(682,300)	(401,900)	(120,991)	(10,421)	(8,038)	(60,462)	158,521	191,255	227,874
Noninterest income	532,733	17,621	29,529	32,857	29,141	1,065,873	169,805	180,305	163,269
Noninterest expense	(82,971)	261,431	306,626	181,221	205,681	225,137	289,075	285,234	264,958

(Loss) income before taxes	(66,596)	(645,710)	(398,088)	(158,785)	(184,578)	780,274	39,251	86,326	126,185
Income tax expense (benefit) and TE adjustment	16,107	(310,118)	(160,474)	(81,321)	(107,073)	261,238	(24,016)	5,025	779

Net (loss) income	$(82,703)	$(335,592)	$(237,614)	$(77,464)	$(77,505)	$519,036	$63,267	$81,301	$125,406

Unusual items (pretax)
Severance and related charges	$(4,665)	$(48,786)	$(13,395)	$(2,245)	$(6,319)	$(8,887)	$(11,751)	$(8,588)	$(3,706)
Gain from sale of First Franklin	—	—	—	—	—	983,940	—	—	—
Principal investment gains (losses)	—	—	—	—	—	1,454	—	(6,000)	—
UAL Guarantee reversal	—	—	—	—	—	—	1,140	3,527	31,333
VISA IPO gain	532,102	—	—	—	—	—	—	—	—
VISA indemnification liability	240,000	(132,000)	(157,000)	—	—	—	—	—	—
Gain on the securitization of automobile receivables	—	—	—	—	—	—	—	—	3,464
Securities (losses) gains, net	(17,496)	(4,693)	122	(1,313)	26,963	(13,481)	283	990	12,028

Total	$749,941	$(185,479)	$(170,273)	$(3,558)	$20,644	$963,026	$(10,328)	$(10,071)	$43,119

LPMI reinsurance expense reclass to provision	$2,791	$15,547	$15,077	$15,159	$2,643	$65,354	$8,043	$(104)	$5,707
Unusual items (after tax)
Severance and related charges	$(3,032)	$(31,711)	$(8,706)	$(1,459)	$(4,107)	$(5,777)	$(7,638)	$(5,582)	$(2,409)
Gain from sale of First Franklin	—	—	—	—	—	622,342	—	—	—
Tax accrual adjustments	(5,136)	14,964	(5,090)	(12,357)	7,158	4,896	2,499	(4,060)	9,991
Principal investment gains (losses)	—	—	—	—	—	945	—	(3,900)	—
UAL Guarantee reversal	—	—	—	—	—	—	741	2,293	20,367
VISA IPO gain	345,866	—	—	—	—	—	—	—	—
VISA indemnification liability	156,000	(85,800)	(108,000)	—	—	—	—	—	—
Gain on the securitization of automobile receivables	—	—	—	—	—	—	—	—	2,251
Securities (losses) gains, net	(11,372)	(3,050)	79	(853)	17,526	(8,763)	184	644	7,818

Total	$482,326	$(105,597)	$(121,717)	$(14,669)	$20,577	$613,643	$(4,214)	$(10,605)	$38,018

Average assets	$37,233	$36,421	$35,904	$34,704	$37,390	$45,074	$48,209	$50,528	$52,422
Average core deposits	115	(65)	(66)	9	221	1,270	230	439	250
Average total deposits	(122)	(116)	703	1,049	767	5,187	6,097	6,254	7,910

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2008	2007				2006
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Consolidated
Net interest income (TE)	$1,069,237	$1,108,463	$1,101,903	$1,096,086	$1,118,282	$1,133,020	$1,149,357	$1,167,563	$1,183,780
Provision for loan losses	1,393,444	690,632	368,763	144,540	121,968	324,722	69,598	61,975	31,913

Net interest (expense) income after provision	(324,207)	417,831	733,140	951,546	996,314	808,298	1,079,759	1,105,588	1,151,867
Noninterest income	1,138,441	596,893	624,209	764,538	620,521	1,701,762	877,475	784,081	655,647
Noninterest expense	1,012,060	1,566,524	1,396,298	1,186,254	1,156,238	1,208,670	1,187,532	1,171,717	1,143,805

(Loss) income before taxes	(197,826)	(551,800)	(38,949)	529,830	460,597	1,301,390	769,702	717,952	663,709
Income tax (benefit) expense and TE adjustment	(27,149)	(218,964)	(19,944)	183,226	141,385	459,733	243,256	245,026	204,902

Net (loss) income	($170,677)	($332,836)	($19,005)	$346,604	$319,212	$841,657	$526,446	$472,926	$458,807

Unusual items (pretax)
Gain on the securitization of automobile receivables	—	—	—	—	—	—	—	—	$3,464
Gain from sale of First Franklin	—	—	—	—	—	$983,940	—	—	—
Gain on sale of commercial leases	—	—	—	—	—	—	$1,606	$25,659	—
Principal investment gains, net	$14,672	$41,434	$24,103	$19,865	$10,122	29,357	30,270	24,430	33,825
UAL Guarantee reversal	—	—	—	—	—	—	1,140	3,527	31,333
Severance and related charges	(11,848)	(66,240)	(23,456)	(2,245)	(6,319)	(8,887)	(11,751)	(8,588)	(3,706)
Asset impairment	—	—	(43,640)	—	—	—	—	—	—
Settlement of litigation	—	—	(25,000)	—	—	—	—	—	—
VISA IPO gain	532,102	—	—	—	—	—	—	—	—
VISA indemnification liability	240,000	(132,000)	(157,000)	—	—	—	—	—	—
Gain on sale of Illinios Quad Cities branches	—	16,493	—	—	—	—	—	—	—
Mortgage Banking goodwill impariment charges	—	(180,716)	—	—	—	—	—	—	—
Changes in MSR model and assumptions	—	—	—	—	—	—	—	(55,983)	—
Securities (losses) gains, net	(17,100)	(4,683)	828	(1,314)	26,985	(13,472)	283	990	11,716

Total	$757,826	($325,712)	($224,165)	$16,306	$30,788	$990,938	$21,548	($9,965)	$76,632

Unusual items (after tax)
Gain on the securitization of automobile receivables	—	—	—	—	—	—	—	—	$2,251
Gain from sale of First Franklin	—	—	—	—	—	$622,342	—	—	—
Gain on sale of commercial leases	—	—	—	—	—	—	$1,044	$16,678	—
Principal investment gains, net	$9,537	$26,932	$15,667	$12,912	$6,579	19,082	19,676	15,880	21,986
UAL Guarantee reversal	—	—	—	—	—	—	741	2,293	20,367
Severance and related charges	(7,701)	(43,056)	(15,246)	(1,459)	(4,107)	(5,777)	(7,638)	(5,582)	(2,409)
Asset impairment	—	—	(28,366)	—	—	—	—	—	—
Settlement of litigation	—	—	(16,250)	—	—	—	—	—	—
VISA IPO gain	345,866	—	—	—	—	—	—	—	—
VISA indemnification liability	156,000	(85,800)	(108,000)	—	—	—	—	—	—
Gain on sale of Illinios Quad Cities branches	—	10,720	—	—	—	—	—	—	—
Mortgage Banking goodwill impariment charges	—	(161,589)	—	—	—	—	—	—	—
Changes in MSR model and assumptions	—	—	—	—	—	—	—	(36,389)	—
Tax accrual adjustments	(5,136)	14,964	(5,090)	(12,357)	7,158	4,896	12,299	(4,060)	9,991
Securities (losses) gains, net	(11,115)	(3,043)	538	(854)	17,540	(8,757)	184	644	7,615

Total	$487,451	($240,872)	($156,747)	($1,758)	$27,170	$631,786	$26,306	($10,536)	$59,801

Average assets	$153,032	$152,566	$145,095	$138,587	$137,810	$136,893	$138,434	$140,019	$139,396
Average equity	13,411	13,554	12,636	12,231	14,398	13,388	12,687	12,565	12,468
Average core deposits	87,691	87,164	81,484	77,964	76,322	70,717	69,419	69,434	67,979
Average total deposits	97,587	98,299	93,502	90,024	87,847	84,522	83,507	82,807	82,987
Return on average assets	—	—	—	1.00%	.94%	2.44%	1.51%	1.35%	1.33%
Return on average total equity	—	—	—	11.37	8.99	24.94	16.46	15.10	14.92
Efficiency ratio	45.84%	91.86%	80.89%	63.76	66.50	42.64	58.59	60.04	62.18

Unaudited
National City Corporation
Monthly Financial Trends
CONSOLIDATED SELECTED AVERAGE BALANCES
($ in millions)

	March	February	January	December	November	October	September	August	July	June	May	April	March
	2008	2008	2008	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007

ASSETS
Available for sale securities, at cost	$8,444	$8,647	$8,676	$8,730	$8,841	$8,907	$8,963	$7,368	$7,210	$7,126	$7,112	$7,191	$7,434

Portfolio loans:
Commercial	$32,410	$31,673	$30,814	$30,629	$30,055	$29,571	$29,172	$28,507	$28,187	$28,160	$28,207	$27,682	$27,175
Commercial leases	4,284	4,293	4,385	4,402	4,397	4,370	4,255	4,187	4,264	4,123	4,046	4,013	3,951
Commercial construction	9,114	9,099	9,082	9,032	8,938	8,736	8,595	8,108	7,984	7,879	7,862	7,820	7,723
Commercial real estate	14,715	14,795	14,802	14,745	14,560	14,573	14,607	13,091	12,979	12,952	12,939	12,867	12,890
Residential real estate:
Prime	14,680	14,893	14,854	14,850	14,246	14,183	13,912	10,603	10,540	10,379	10,274	10,200	10,104
Nonprime(1)	5,378	5,626	5,818	6,023	6,237	6,453	6,653	6,910	7,192	7,433	7,725	7,968	8,379
Home equity installment	8,604	8,746	8,846	8,933	8,655	8,687	8,719	8,807	6,389	6,435	6,389	6,350	6,349

Total residential real estate loans	28,662	29,265	29,518	29,806	29,138	29,323	29,284	26,320	24,121	24,247	24,388	24,518	24,832
Home equity lines of credit	18,084	18,114	18,092	18,098	17,925	17,636	17,450	15,644	13,791	13,829	13,985	14,217	14,376
Credit card and other unsecured lines of credit	3,497	3,789	3,863	3,787	3,633	3,555	3,456	3,352	3,264	3,207	3,105	2,986	2,953
Other consumer	4,591	4,614	4,600	4,452	4,529	4,553	4,581	3,769	4,571	5,175	5,392	5,458	5,467

Total portfolio loans	$115,357	$115,642	$115,156	$114,951	$113,175	$112,317	$111,400	$102,978	$99,161	$99,572	$99,924	$99,561	$99,367

Loans held for sale or securitization:
Commercial	$3	$40	$62	$151	$122	$200	$103	$87	$49	$38	$42	$31	$43
Commercial real estate, at fair value	1,453	364	461	354	280	340	317	439	398	287	210	181	120
Residential real estate and home equity lines of credit:
Prime, at fair value	3,298	3,425	3,885	4,766	7,372	8,522	9,175	8,421	8,181	8,051	7,746	7,216	6,450
Nonprime(1)	—	—	—	—	—	—	—	—	—	—	—	—	96
Home equity installment	—	—	—	—	563	711	718	1,176	2,534	2,070	1,836	1,511	879

Total residential real estate loans held for sale	3,298	3,425	3,885	4,766	7,935	9,233	9,893	9,597	10,715	10,121	9,582	8,727	7,425
Credit card loans	386	67	—	—	—	—	—	—	—	—	—	—	260
Home equity lines of credit	—	—	—	58	651	949	1,102	1,526	3,664	3,075	2,986	2,555	2,121
Student loans	—	—	—	—	—	1	1	2	1	1	1	1	—

Total loans held for sale or securitization	$5,140	$3,896	$4,408	$5,329	$8,988	$10,723	$11,416	$11,651	$14,827	$13,522	$12,821	$11,495	$9,969

LIABILITIES
Deposits:
Noninterest bearing	$17,572	$16,664	$16,270	$16,907	$16,791	$17,001	$16,999	$16,389	$16,692	$16,871	$16,726	$17,034	$17,604
NOW and money market accounts	38,944	39,145	38,225	38,057	37,755	37,167	36,904	34,502	33,950	33,809	33,368	33,857	33,394
Savings accounts	2,857	2,703	2,857	2,894	2,947	2,927	3,023	2,152	2,214	2,290	2,338	2,406	2,477
Consumer time	29,411	28,938	29,473	29,443	29,686	29,919	29,989	26,073	25,740	25,292	25,031	24,884	24,629

Core deposits	88,784	87,450	86,825	87,301	87,179	87,014	86,915	79,116	78,596	78,262	77,463	78,181	78,104
Other	4,662	3,379	3,114	3,515	3,798	3,641	3,688	3,401	3,145	3,188	3,395	3,568	3,641
Foreign	5,689	6,125	6,693	7,560	7,226	7,660	7,210	8,145	10,428	9,196	9,372	7,440	7,261

Total deposits	$99,135	$96,954	$96,632	$98,376	$98,203	$98,315	$97,813	$90,662	$92,169	$90,646	$90,230	$89,189	$89,006

Federal funds borrowed and security repurchase agreements	$6,555	$5,673	$5,678	$5,929	$6,324	$6,596	$6,103	$6,085	$6,338	$7,098	$6,567	$6,031	$5,288
Borrowed funds	3,931	1,672	1,910	2,420	1,626	2,021	2,612	2,816	2,350	2,943	3,062	2,588	1,264
Long-term debt	29,474	30,102	27,734	27,843	28,167	28,014	29,156	26,661	23,194	23,164	22,883	23,297	24,233

Memo:
Noninterest bearing escrow balances	$5,284	$4,166	$3,347	$3,449	$3,569	$3,658	$3,636	$3,720	$3,782	$3,909	$3,759	$3,620	$3,448
Interest bearing escrow balances	227	182	180	170	165	160	156	157	158	156	153	155	157
Noninterest bearing deposits excluding escrow balances	12,288	12,498	12,923	13,458	13,222	13,343	13,363	12,669	12,910	12,962	12,967	13,414	14,156
Core deposits excluding escrow balances	83,273	83,102	83,298	83,682	83,445	83,196	83,123	75,239	74,656	74,197	73,551	74,406	74,499

(1)	Represents nonprime residential real estate loans originated by the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are liquidating.

Unaudited
National City Corporation
Monthly Financial Trends
CREDIT QUALITY STATISTICS
($ in millions)

	March	February	January	December	November	October	September	August	July	June	May	April	March
	2008	2008	2008	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007

CHARGE-OFFS & RECOVERIES
Charge-offs:
Commercial	$15	$7	$4	$13	$17	$13	$8	$3	$6	$5	$6	$3	$7
Commercial leases	5	4	3	5	4	3	1	4	3	3	2	11	20
Commercial construction	11	8	—	11	5	2	4	2	4	2	3	—	4
Commercial real estate	6	1	1	7	6	6	4	2	1	1	1	1	2
Residential real estate	185	90	67	51	38	33	23	37	11	23	22	10	45
Home equity lines of credit	40	31	30	19	13	12	18	10	6	6	8	6	1
Credit card and other unsecured lines of credit	18	18	17	14	12	10	10	9	10	10	9	9	11
Other consumer	7	8	8	10	7	8	6	4	3	5	4	4	5

Total charge-offs	287	167	130	130	102	87	74	71	44	55	55	44	95

Recoveries:
Commercial	2	3	2	2	1	4	3	1	2	2	1	2	2
Commercial leases	3	3	1	2	1	1	—	2	1	3	2	1	3
Commercial construction	—	—	—	—	—	—	—	—	—	—	—	—	—
Commercial real estate	—	1	—	—	1	—	1	—	3	(1)	1	4	1
Residential real estate	11	3	2	9	4	1	9	9	2	3	14	5	1
Home equity lines of credit	1	1	2	2	3	2	2	3	2	4	2	2	3
Credit card and other unsecured lines of credit	1	1	2	2	1	1	1	1	1	2	1	1	2
Other consumer	2	3	2	2	3	2	1	2	2	3	2	2	2

Total recoveries	20	15	11	19	14	11	17	18	13	16	23	17	14

Net charge-offs	$267	$152	$119	$111	$88	$76	$57	$53	$31	$39	$32	$27	$81

NONPERFORMING ASSETS
Commercial	$218	$179	$142	$149	$155	$156	$142	$144	$122	$117	$100	$103	$107
Commercial leases	13	12	7	6	9	7	10	9	7	8	4	6	13
Commercial construction	387	344	308	301	258	235	234	144	111	108	109	119	119
Commercial real estate	239	226	199	189	192	185	181	166	140	138	115	124	118
Residential real estate:
National City Mortgage and other	635	429	388	307	257	258	193	150	128	116	106	113	111
Nonprime (1)	266	144	119	119	101	89	86	86	85	75	82	82	68

Total real estate — residential	901	573	507	426	358	347	279	236	213	191	188	195	179

Home equity lines of credit	14	17	19	19	16	21	15	—	—	—	—	—	—
Total nonperforming portfolio loans	1,772	1,351	1,182	1,090	988	951	861	699	593	562	516	547	536
Other real estate owned (OREO):
Commercial	16	15	13	15	6	4	4	3	3	3	—	—	—
Residential real estate:
National City Mortgage and other	129	121	117	99	86	79	72	57	55	58	56	54	54
GMNA insured	62	56	55	58	55	59	58	51	52	56	64	70	67
Nonprime (1)	261	267	253	242	229	204	179	172	163	157	133	130	136

Total real estate — residential	452	444	425	399	370	342	309	280	270	271	253	254	257

Other	20	18	10	10	10	10	11	11	11	10	8	6	6
Total OREO	488	477	448	424	386	356	324	294	284	284	261	260	263
Mortgage loans held for sale and other	5	4	5	9	26	25	26	27	1	2	1	1	2

Total Nonperforming Assets	$2,265	$1,832	$1,635	$1,523	$1,400	$1,332	$1,211	$1,020	$878	$848	$778	$808	$801

LOANS 90+ DAYS PAST DUE ACCRUING INTEREST
Commercial	$71	$62	$66	$38	$39	$41	$42	$36	$47	$45	$46	$27	$46
Commercial leases	1	5	—	—	—	—	—	—	—	—	1	1	—
Commercial construction	84	60	88	87	69	72	66	85	71	66	41	21	30
Commercial real estate	76	55	46	51	52	41	57	38	33	38	42	20	31
Residential real estate:
National City Mortgage and other	690	832	761	748	615	494	418	330	280	249	216	191	170
Nonprime(1)	682	825	808	808	785	739	734	654	636	619	638	638	644

Total real estate — residential	1,372	1,657	1,569	1,556	1,400	1,233	1,152	984	916	868	854	829	814

Home equity lines of credit	111	122	120	102	89	59	55	48	29	27	31	49	47
Credit card and other unsecured lines of credit	54	50	49	46	41	37	34	30	29	28	30	29	35
Other consumer	16	16	18	17	16	13	11	9	9	9	9	8	10
Mortgage loans held for sale and other	15	21	13	16	25	59	43	33	41	28	18	18	19

Total Loans 90+ Days Past Due	$1,800	$2,048	$1,969	$1,913	$1,731	$1,555	$1,460	$1,263	$1,175	$1,109	$1,072	$1,002	$1,032

(1)	Represents nonprime residential real estate loans originated by the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are liquidating.

Unaudited
National City Corporation
Monthly Financial Trends
CAPITALIZATION (Period End)
(In millions, except per share data)

	March	February	January	December	November	October	September	August	July	June	May	April	March
	2008	2008	2008	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007

COMMON STOCK ROLLFORWARD
Beginning balance	634.0	634.0	633.9	633.8	633.8	633.3	567.4	567.6	566.3	566.1	575.8	595.5	649.9
Shares issued under stock award plans	.1	—	.1	.2	—	.6	.4	.1	1.3	.2	.1	.5	1.4
Shares issued for acquisitions	—	—	—	—	—	—	66.6	—	—	—	—	—	—
Shares repurchased under repurchase authorizations	—	—	—	—	—	(.1)	(1.0)	—	—	—	(9.8)	(20.1)	(55.2)
Shares exchanged for stock award plans	—	—	—	(.1)	—	—	(.1)	(.3)	—	—	—	(.1)	(.6)

Ending balance	634.1	634.0	634.0	633.9	633.8	633.8	633.3	567.4	567.6	566.3	566.1	575.8	595.5

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased(1)	—	—	—	—	—	.1	1.0	—	—	—	9.8	20.1	55.2
Average price per share of repurchased common shares	—	—	—	—	—	$26.22	$25.77	—	—	—	$35.86	$36.76	$38.30
Total cost	—	—	—	—	—	$2.6	$25.8	—	—	—	$349.3	$740.1	$2,113.7
Common shares remaining under authorization(1)	37.6	37.6	37.6	37.6	37.6	37.6	37.7	38.7	38.7	38.7	38.7	48.5	28.6

Shares outstanding:
Average basic	634.0	633.2	633.1	633.0	633.3	633.2	633.3	566.8	565.8	565.5	569.6	583.2	605.2
Average diluted	634.0	633.2	634.6	633.0	635.8	633.2	633.3	570.2	571.4	572.4	577.3	591.6	613.7

(1)	In April 2007, National City’s Board of Directors authorized the repurchase of an additional 40 million shares of issued and outstanding common stock.
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

	March	February	January	December	November	October	September	August	July	June	May	April	March
	2008	2008	2008	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007

Line of business staff:
Retail Banking	15,238	15,314	15,599	15,015	15,057	14,947	15,092	13,833	13,723	13,694	13,579	13,524	13,468
Commercial Banking-Regional	1,438	1,428	1,433	1,387	1,385	1,417	1,416	1,368	1,361	1,343	1,355	1,346	1,361
Commercial Banking-National	1,069	1,081	1,085	1,068	1,080	1,097	1,100	1,090	1,092	1,081	1,088	1,083	1,088
Mortgage Banking	4,753	5,080	5,628	5,841	6,251	6,676	6,988	6,993	7,044	7,128	7,148	7,194	6,938
Asset Management	1,546	1,538	1,533	1,533	1,545	1,564	1,568	1,553	1,534	1,528	1,518	1,520	1,532
Corporate support staff(2)	6,760	6,898	7,204	7,220	7,486	7,672	7,860	7,759	7,727	7,671	7,638	7,656	7,924

Total Employees	30,804	31,339	32,482	32,064	32,804	33,373	34,024	32,596	32,481	32,445	32,326	32,323	32,311

(1)	Represents period-end, active, full-time equivalent employees.

(2)	Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process.

Unaudited
National City Corporation
Monthly Financial Trends
RETAIL BANKING PERFORMANCE MEASURES
($ in millions)

	March	February	January	December	November	October	September	August	July	June	May	April	March
	2008	2008	2008	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007

Average Total Deposits(1)	$73,643	$72,747	$72,657	$72,958	$72,794	$72,370	$72,274	$64,985	$64,485	$64,084	$63,547	$63,596	$62,836

DEPOSIT ACCOUNT METRICS(1)(2)
Personal Deposits:
Noninterest Bearing Checking
Average total balance	$3,578	$3,461	$3,340	$3,426	$3,391	$3,409	$3,496	$3,185	$3,231	$3,304	$3,341	$3,511	$3,430
Number of accounts(3)	1,884	1,934	1,803	1,804	1,808	1,813	1,816	1,813	1,805	1,796	1,782	1,779	1,782

Interest Bearing Checking
Average total balance	$9,650	$9,426	$9,415	$9,465	$9,296	$9,183	$9,278	$8,704	$8,739	$8,894	$8,906	$9,197	$8,996
Number of accounts(3)	1,221	1,217	1,155	1,149	1,157	1,161	1,165	1,167	1,171	1,175	1,176	1,179	1,183

Money Market Savings
Average total balance	$19,691	$19,632	$19,170	$18,876	$18,713	$18,299	$17,950	$16,521	$16,266	$16,069	$15,809	$15,574	$15,396
Number of accounts(3)	1,587	1,556	1,488	1,455	1,430	1,396	1,357	1,316	1,269	1,228	1,181	1,133	1,090

Regular savings
Average total balance	$2,598	$2,583	$2,589	$2,616	$2,651	$2,634	$2,728	$1,845	$1,915	$1,984	$2,029	$2,066	$2,069
Number of accounts(3)	504	514	486	492	499	507	517	525	537	551	559	567	575

Business Deposits:
Average total balance	$8,997	$9,035	$8,994	$9,297	$9,315	$9,169	$9,042	$8,725	$8,621	$8,583	$8,427	$8,382	$8,332
Number of accounts(3)	470	472	448	450	450	448	447	444	443	441	438	436	434

Time Deposits:
Average total balance	$28,480	$27,921	$28,430	$28,438	$28,594	$28,846	$28,952	$25,195	$24,871	$24,429	$24,181	$24,011	$23,743
Number of accounts(3)	1,233	1,208	1,094	1,092	1,101	1,111	1,153	1,152	1,153	1,150	1,147	1,144	1,137

CONSUMER LOAN PRODUCTION METRICS (# of loans)(2)(4)
Installment loan originations:
Home equity(5)	650	632	706	780	1,099	1,300	1,599	1,933	2,085	2,315	2,440	2,191	2,116
Other(6)	2,183	1,845	1,811	1,777	2,175	2,605	2,436	3,015	3,045	2,841	2,868	2,654	2,487
Home equity and other lines of credit	10,266	9,643	8,806	9,827	12,245	8,848	6,669	7,648	6,806	7,748	7,493	6,833	6,825

Total consumer loan originations	13,099	12,120	11,323	12,384	15,519	12,753	10,704	12,596	11,936	12,904	12,801	11,678	11,428

BANK BRANCHES AND OTHER
Total bank branches	1,441	1,441	1,440	1,446	1,445	1,442	1,442	1,360	1,359	1,357	1,358	1,358	1,357
ATMs	2,226	2,221	2,217	2,223	2,227	2,226	2,225	2,106	2,102	2,101	2,096	2,098	2,098
Online banking customers	2,089,516	2,098,389	2,270,720	2,207,194	2,160,343	2,104,234	2,053,894	1,949,479	1,908,990	1,872,661	1,828,397	1,795,588	1,760,334

(1)	Restated to reflect the reassignment of certain deposits with the Commercial Banking-Regional line of business.

(2)	Excludes Education Finance and National City Card Services. Additionally, home equity loans generated by the former National Home Equity business are excluded from the consumer loan production metrics.

(3)	Represents period-end number of accounts in thousands.

(4)	Includes amounts associated with the Harbor and Fidelity acquisitions beginning April 2007. Additionally, includes amounts associated with the MAF acquisition beginning in February 2008.

(5)	Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(6)	Represents other secured installment loans.

Unaudited
National City Corporation
Monthly Financial Trends
ASSET MANAGEMENT PERFORMANCE MEASURES
($ in millions)

	March	February	January	December	November	October	September	August	July	June	May	April	March
	2008	2008	2008	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007

ASSETS UNDER ADMINISTRATION
Managed assets:
Value at beginning of period	$63,779	$63,389	$64,511	$64,368	$65,323	$65,587	$64,037	$62,927	$64,560	$63,703	$62,136	$62,186	$61,929
Acquisition	—	—	—	—	—	—	—	—	—	—	—	—	—
Estimated change due to market impact	(237)	(856)	(1,479)	(133)	(1,227)	719	1,553	732	(860)	(113)	1,207	1,199	541
Other activity, net	(691)	1,246	357	276	272	(983)	(3)	378	(773)	970	360	(1,249)	(284)

Value at end of period	62,851	63,779	63,389	64,511	64,368	65,323	65,587	64,037	62,927	64,560	63,703	62,136	62,186

Non-managed assets:
Value at beginning of period	50,074	49,966	50,283	51,242	51,913	51,277	50,698	51,610	52,886	54,400	53,155	51,729	51,544
Acquisition	—	—	—	—	—	—	—	—	—	—	—	—	—
Estimated change due to market impact	(613)	(719)	(1,271)	(302)	(859)	542	981	293	(993)	(361)	770	1,154	606
Other activity, net	(185)	827	954	(657)	188	94	(402)	(1,205)	(283)	(1,153)	475	272	(421)

Value at end of period	49,276	50,074	49,966	50,283	51,242	51,913	51,277	50,698	51,610	52,886	54,400	53,155	51,729

Total assets at end of period	$112,127	$113,853	$113,355	$114,794	$115,610	$117,236	$116,864	$114,735	$114,537	$117,446	$118,103	$115,291	$113,915

Proprietary mutual fund assets (included above)	$13,960	$14,448	$13,276	$13,354	$13,199	$13,060	$13,492	$13,303	$13,083	$13,339	$13,256	$12,984	$13,247
MORTGAGE BANKING STATISTICS
($ in millions)

	March	February	January	December	November	October	September	August	July	June	May	April	March
	2008	2008	2008	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007

ORIGINATION AND SALES DATA
Applications(1)	$3,613	$4,705	$6,384	$3,524	$5,037	$5,710	$6,157	$6,662	$8,366	$8,246	$8,402	$8,070	$8,941

Percentage of applications represented by refinances	52%	59%	75%	63%	59%	52%	52%	47%	50%	48%	51%	53%	54%

Originations:
Retail	$2,705	$2,714	$1,402	$1,700	$1,612	$1,778	$1,626	$2,283	$2,336	$2,598	$2,616	$2,541	$2,508
Wholesale	1	50	521	899	944	1,646	1,441	1,951	2,247	2,162	2,145	2,176	1,887
Less: loan originations for portfolio and other units	(172)	(150)	(114)	(124)	(145)	(156)	(148)	(330)	(402)	(436)	(428)	(384)	(389)

Total originations for sale	$2,534	$2,614	$1,809	$2,475	$2,411	$3,268	$2,919	$3,904	$4,181	$4,324	$4,333	$4,333	$4,006

Percentage of originations represented by refinances	65%	72%	60%	56%	47%	50%	44%	44%	45%	45%	51%	55%	54%

Loan Sales:
Loans sold servicing retained	$2,808	$2,290	$1,767	$4,208	$4,252	$3,280	$2,682	$3,626	$3,275	$3,777	$3,277	$2,673	$3,107
Loans sold servicing released	40	47	66	76	130	28	67	84	304	200	229	341	286

Total loan sales	$2,848	$2,337	$1,833	$4,284	$4,382	$3,308	$2,749	$3,710	$3,579	$3,977	$3,506	$3,014	$3,393

SERVICING DATA
Mortgage loans serviced for third parties	$177,857	$178,591	$179,307	$179,437	$177,435	$174,925	$173,682	$169,668	$168,573	$167,357	$166,014	$165,223	$164,733

(1)	Includes loans originated for sale and held in portfolio.

Unaudited
National City Corporation
Monthly Financial Trends
LIQUIDATING LOAN PORTFOLIO STATISTICS
($ in millions)

	March	February	January	December	November	October	September	August	July	June	May	April	March
	2008	2008	2008	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007

RESIDENTIAL REAL ESTATE
NONCONFORMING LOANS(1):
Period-end portfolio balance	$5,345	$5,596	$5,809	$6,012	$6,227	$6,442	$6,648	$6,887	$7,181	$7,419	$7,716	$7,953	$8,217
Weighted-average note rate	8.35%	8.34%	8.29%	8.24%	8.21%	8.19%	8.18%	8.08%	8.02%	8.00%	7.98%	7.92%	7.91%
Weighted-average loan size	$93,732	$93,706	$93,764	$93,812	$93,713	$93,582	$93,460	$93,592	$93,756	$92,321	$92,875	$93,539	$94,261
Weighted-average credit score(2)(3)	609	625	625	625	625	624	624	624	624	624	624	627	628
First-lien weighted-average loan-to-value ratio(4)	78.12%	78.13%	78.15%	78.18%	78.20%	78.20%	78.21%	78.23%	78.22%	77.17%	77.23%	77.34%	77.38%
Net charge-offs	$95	$33	$12	$15	$12	$12	$1	$18	$4	$17	$8	—	$40
Loans 90 days past due	682	825	808	808	785	739	734	654	636	619	638	$638	642
Portfolio delinquency rate	31.85%	31.50%	30.59%	28.92%	27.23%	27.61%	24.49%	23.71%	22.88%	21.37%	20.97%	19.35%	20.89%

HOME EQUITY LOANS(HELOAN)(5):
Period-end portfolio balance	$3,538	$3,617	$3,676	$3,732	$3,784	$3,448	$3,486	$3,509	$1,232	$1,258	$1,303	$1,302	$1,331
Weighted-average credit score(2)(3)	717	717	716	725	725	727	729	734	738	738	738	738	737
Weighted-average cumulative loan-to-value ratio(6)	89.82%	89.79%	89.77%	89.74%	89.13%	89.15%	89.19%	89.19%	89.21%	89.24%	89.26%	89.30%	89.35%
Net charge-offs	$25	$19	$15	$12	$8	$5	$4	$3	—	$1	—	$1	$1
Loans 90 days past due	56	53	49	40	32	26	15	10	$2	2	$1	1	1

HOME EQUITY LINES OF CREDIT(HELOC)(5):
Period-end portfolio balance	$7,247	$7,345	$7,417	$7,475	$7,565	$7,328	$7,187	$7,336	$4,768	$5,025	$5,084	$5,241	$5,424
Weighted-average credit score(2)(3)	721	720	720	725	725	726	728	724	729	730	730	730	729
Weighted-average cumulative loan-to-value ratio(6)	83.69%	83.70%	83.71%	83.70%	78.24%	78.23%	78.23%	78.26%	78.24%	78.09%	79.40%	79.51%	79.59%
Utilization rate	61%	61%	60%	59%	49%	51%	50%	49%	47%	46%	47%	47%	48%
Net charge-offs	$23	$19	$22	$13	$7	$7	$14	$5	$2	$2	$4	$1	$4
Loans 90 days past due	75	78	70	62	52	36	29	31	14	13	17	18	21

(1)	Represents nonprime residential real estate loans originated by the former First Franklin business unit. As First Franklin was sold in December 2006, this portfolio is liquidating.

(2)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(3)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(4)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

(5)	Represents loans originated by the former National Home Equity business unit. These portfolios are liquidating.

(6)	Based upon period-end first-lien and second-lien mortgage loan balances divided by the obtained value of the underlying mortgaged property at the time of origination.